                                                                    Exhibit 99.1

                      U.S. GUARANTEE AND SECURITY AGREEMENT


                                   dated as of


                        [first day of Collateral Period]


                                     among


                            NORTEL NETWORKS LIMITED

                              NORTEL NETWORKS INC.


                                the SUBSIDIARIES
                                  party hereto


                                       and


                              JPMORGAN CHASE BANK,
                               as Collateral Agent

                                TABLE OF CONTENTS

                                                                              PAGE
SECTION  1. Definitions .................................................        2
SECTION  2. Guarantee ...................................................       18
SECTION  3. Grant of Transaction Liens ..................................       20
SECTION  4. General Representations, Warranties and Covenants ...........       22
SECTION  5. Additional Covenants ........................................       27
SECTION  6. Recordable Intellectual Property ............................       29
SECTION  7. Investment Property .........................................       29
SECTION  8. Controlled Deposit Accounts .................................       33
SECTION  9. Cash Collateral Accounts ....................................       33
SECTION 10. Operation of Collateral Accounts ...........................        34
SECTION 11. Transfer of Record Ownership ...............................        35
SECTION 12. Right to Vote Securities ...................................        35
SECTION 13. Certain Cash Distributions .................................        37
SECTION 14. Remedies upon Event of Default or Specified Event of Default        37
SECTION 15. Application of Proceeds ....................................        38
SECTION 16. Fees and Expenses ..........................................        41
SECTION 17. Authority to Administer Collateral .........................        42
SECTION 18. Limitation on Duty in Respect of Collateral ................        43
SECTION 19. General Provisions Concerning the Collateral Agent .........        43
SECTION 20. Termination of Transaction Liens; Release of Collateral ....        46
SECTION 21. Additional Lien Grantors ...................................        47
SECTION 22. Additional Secured Obligations .............................        47
SECTION 23. Notices ....................................................        48
SECTION 24. No Implied Waivers; Remedies Not Exclusive .................        49
SECTION 25. Successors and Assigns .....................................        49
SECTION 26. Amendments and Waivers .....................................        49
SECTION 27. Choice of Law ..............................................        50
SECTION 28. Waiver of Jury Trial .......................................        50
SECTION 29. Severability ...............................................        50

SCHEDULES:

         SCHEDULE 1 Equity Interests in Material Subsidiaries Owned by Lien
                    Grantors

         SCHEDULE 2 Certain Other Investment Property Owned by Lien Grantors

         SCHEDULE 3 Collateral Description

EXHIBITS:

         EXHIBIT A  Security Agreement Supplement

         EXHIBIT B  Copyright Security Agreement

         EXHIBIT C  Patent Security Agreement

         EXHIBIT D  Trademark Security Agreement

         EXHIBIT E  Perfection Certificate

         EXHIBIT F  Issuer Control Agreement

         EXHIBIT G  Securities Account Control Agreement

                      U.S. GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of [first day of Collateral Period] among NORTEL NETWORKS LIMITED (with its successors, "NNL"), NORTEL NETWORKS INC. (with its successors, "NNI"), the SUBSIDIARIES party hereto and JPMORGAN CHASE BANK, as Collateral Agent (with its successors, the "COLLATERAL AGENT").

         WHEREAS, NNL, as borrower, certain financial institutions and J.P. Morgan Bank Canada, formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York, Toronto Branch, as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNL 364-DAY AGREEMENT"); and

         WHEREAS, NNL, as borrower, certain financial institutions, Credit Suisse First Boston ("CSFB"), as Syndication Agent, and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York, Toronto Branch, as Administrative Agent are parties to a 5-Year Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNL 5-YEAR AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions, and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York, as Administrative Agent are parties to a 364-Day Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNI 364-DAY AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions, and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York, as Administrative Agent are parties to a 5-Year Credit Agreement dated as of April 12, 2000 (as amended from time to time, the "2000 NNI 5-YEAR AGREEMENT"); and

         WHEREAS, NNL, as borrower, certain financial institutions, CSFB, as Syndication Agent, and JPMorgan Chase Bank formerly known as The Chase Manhattan Bank, Toronto Branch, as Administrative Agent are parties to a 364-Day Credit Agreement dated as of June 14, 2001 (as amended from time to time, the "2001 NNL 364-DAY AGREEMENT"); and

         WHEREAS, NNI, as borrower, NNL, as guarantor, certain financial institutions, CSFB, as Syndication Agent, and JPMorgan Chase Bank formerly known as The Chase Manhattan Bank, as Administrative Agent are parties to a 364-Day Credit Agreement dated as of June 14, 2001 (as amended from time to time, the "2001 NNI 364-DAY AGREEMENT"); and

         WHEREAS, the parties hereto have agreed that this Agreement shall be in effect only during any Collateral Period (as defined below); and

         WHEREAS, pursuant to the 2001 NNL 364-Day Agreement and the 2001 NNI 364-Day Agreement (together the "2001 364-DAY AGREEMENTS"), on the first day of any Collateral Period NNL, NNI and its U.S. Subsidiaries (as defined below) are required to enter into a U.S. Guarantee and Security Agreement in the form hereof;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

         (a) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                                   UCC
----                                                   ---
Account                                                9-102
Authenticate                                           9-102
Certificated Security                                  8-102
Chattel Paper                                          9-102
Commercial Tort Claim                                  9-102
Commodity Account                                      9-102
Commodity Contract                                     9-102
Commodity Customer                                     9-102
Commodity Intermediary                                 9-102
Deposit Account                                        9-102
Document                                               9-102
Electronic Chattel Paper                               9-102
Entitlement Holder                                     8-102
Entitlement Order                                      8-102
Equipment                                              9-102
Financial Asset                                        8-102 & 103
General Intangibles                                    9-102
Instrument                                             9-102
Inventory                                              9-102

Investment Property                                    9-102
Issuer                                                 5-102
Letter-of-Credit Right                                 9-102
Payment Intangible                                     9-102
Record                                                 9-102
Securities Account                                     8-501
Securities Intermediary                                8-102
Security                                               8-102 & 103
Security Entitlement                                   8-102
Supporting Obligations                                 9-102
Tangible Chattel Paper                                 9-102
Uncertificated Security                                8-102


         (b) Additional Definitions. The following additional terms, as used herein, have the following meanings:

         "BANK TERMINATION DATE" means the first date on which all of the following conditions are satisfied: (i) all commitments to extend credit under any Credit Agreement shall have expired or been terminated, (ii) all Non-Contingent Secured Obligations arising under any of the Credit Agreements shall have been paid in full, and (iii) no Contingent Secured Obligation shall remain outstanding under any of the Credit Agreements, other than any indemnity claims that have not been asserted on or prior to such date.

         "BANKS" means the "Banks" under each of the Credit Agreements.

         "BONDS" means, collectively, the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

         "CAPITAL MARKETS EVENT" has the meaning set forth in either 2001 364-Day Agreement.

         "CASH COLLATERAL ACCOUNTS" has the meaning specified in Section 9(a).

         "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral, and all condemnation and insurance proceeds received with respect to Real Property Collateral.

         "COLLATERAL" means all property, except for Real Property Collateral, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement, the Security Agreement Supplements, the Deposit Control Agreements, the Issuer Control

Agreements, the Security Account Control Agreements, the Intellectual Property Security Agreements and all other documents required to be delivered under any of the foregoing. When used with respect to a specific Lien Grantor, the term "Collateral" means any of the foregoing Collateral in which such a Lien is granted or is purported to be granted (other than Real Property Collateral).

         "COLLATERAL ACCOUNTS" means the Cash Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.

         "COLLATERAL AGENT" means JPMorgan Chase Bank, in its capacity as Collateral Agent under this Agreement and the other Security Documents, and its successors in such capacity.

         "COLLATERAL PERIOD" means any period from and including the first day when the Debt Rating is lower than BBB- by S&P or Baa3 by Moody's to but excluding the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "COMMODITY ACCOUNT CONTROL AGREEMENT" means, with respect to any Commodity Account as to which a Lien Grantor is the Commodity Customer, an agreement by such Lien Grantor, the Collateral Agent and the relevant Commodity Intermediary that the Commodity Intermediary will apply any value distributed on account of the Commodity Contracts carried in such Commodity Account as directed by the Collateral Agent without further consent by such Lien Grantor. Each such agreement must be reasonably satisfactory in form and substance to the Collateral Agent.

         "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is: (i) an obligation under a Designated Hedging Agreement to make payments that cannot be quantified at such time, (ii) any other obligation (including any guarantee) that is contingent in nature at such time, or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

         "CONTROL" has the following meanings: (i) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106,
(ii) when used with respect to any Deposit Account, the meaning specified in UCC
Section 9-104, (iii) when used with respect to any Commodity Account or Commodity Contract, the meaning specified in UCC Section 9-106(b), and (iv) when used with respect to any right to payment or performance by the issuer or a Nominated Person in respect of a letter of credit, the meaning specified in UCC
Section 9-107.

         "CONTROLLED COMMODITY ACCOUNT" means a Commodity Account as to which
(i) a Lien Grantor is the Commodity Customer and (ii) a Commodity Account Control Agreement is in effect.

         "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

         "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Collateral Agent and such Securities Intermediary.

         "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

         "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "CREDIT AGREEMENTS" means the NNI Credit Agreements and the NNL Credit Agreements.

         "DEBT RATING" means any rating by Moody's or S&P with respect to the senior unsecured non-credit enhanced long-term debt of NNL.

         "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Lien Grantor, an agreement among such Lien Grantor, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

         "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

         "DESIGNATED BANK DEBT" has the meaning specified in Section 22(c).

         "DESIGNATED CAPITAL MARKETS DEBT" has the meaning specified in Section 22(b).

         "DESIGNATED HEDGING AGREEMENT" has the meaning specified in Section 22(a).

         "DRAWDOWN DATE" means any date during any Collateral Period on which an extension of credit is made under either 2001 364-Day Agreement.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

         "EVENT OF DEFAULT" means an "Event of Default" under any Credit Agreement.

         "GUARANTEE" means the guarantee under Section 2 hereof.

         "GUARANTEED OBLIGATIONS" means (i) with respect to NNI, the NNL Bank Obligations, the NNL Bond Obligations, the NNL Hedging Obligations, the NNFI Hedging Obligations and any Designated Capital Markets

Debt (ii) with respect to NNFI, the NNI Bank Obligations, the NNL Bond Obligations, the NNL Bank Obligations, the NNI Hedging Obligations, the NNL Hedging Obligations and any Designated Capital Markets Debt.

         "GUARANTOR" means either of NNI or NNFI, as the context may require, and "GUARANTORS" means both of them.

         "HEDGING AGREEMENT" means (i) any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement, and (ii) any hedging agreement in respect of common stock entered into in order to hedge exposure under stock option plans or other benefit plans for employees, directors or consultants of NNL and its Subsidiaries, but in each case only if such agreement or arrangement is entered into with a Bank or an affiliate thereof.

         "ILLIQUID COLLATERAL" means Collateral other than the Liquid
Collateral.

         "INDENTURE TRUSTEES" means (i) The Toronto-Dominion Bank Trust Company, as trustee under the 1988 Indenture, (ii) The Bank of New York, as trustee under the 1996 Indenture, (iii) Citibank, N.A., as trustee under the 2000 Indenture, and (iv) Bankers Trust Company, as trustee under the 2001 Indenture and their respective successors in such capacity.

         "INDENTURES" means, collectively, the 1988 Indenture, the 1996 Indenture the 2000 Indenture and the 2001 Indenture.

         "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights under the laws of the United States and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

         "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent or Trademark, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form and (ii) with respect to any Copyright, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Material Recordable Intellectual Property.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

         "INVESTMENT GRADE DATE" means the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Collateral Agent shall have reasonably approved).

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LIEN GRANTORS" means NNL, NNI and the Subsidiary Lien Grantors.

         "LIQUID COLLATERAL" means (a) Pledged Accounts, (b) Pledged Chattel Paper, (c) Pledged Instruments, (d) the Cash Collateral Accounts, (e) the Controlled Deposit Accounts, (f) the Controlled Securities Accounts, (g) the Pledged Intellectual Property and (h) any Uncertificated Security evidencing money market funds.

         "LIQUID INVESTMENT" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

         "LOAN DOCUMENTS" means the Credit Agreements (including the notes thereunder) and the Security Documents.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "MATERIAL COMMERCIAL TORT CLAIM" means any Commercial Tort Claim in excess of $10,000,000.

         "MATERIAL GOVERNMENT CONTRACT" means a contract, between a Lien Grantor and either (i) the federal government of the United States or any agency or instrumentality thereof or (ii) a state or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding (x) for the purpose of the first sentence of Section 4(n), $50,000,000 and (y) for the purpose of the second sentence of Section 4(n), $10,000,000.

         "MATERIAL INTELLECTUAL PROPERTY" means, with respect to any Lien Grantor, any Intellectual Property that is material to the business of the NNL Companies taken as a whole, as such business is presently conducted or proposed to be conducted.

         "MATERIAL RECORDABLE INTELLECTUAL PROPERTY" means the Recordable Intellectual Property notified in writing from time to time to the Collateral Agent by any of the Lien Grantors in accordance with the provisions hereof.

         "MATERIAL SUBSIDIARY" has the meaning set forth in the 2001 NNL 364-Day Agreement.

         "MOODY'S" means Moody's Investors Service, Inc.

         "1988 INDENTURE" means the Indenture dated as of November 30, 1988 among Northern Telecom Limited, and its successors, the subsidiary guarantors party thereto and The Toronto-Dominion Bank Trust Company as trustee, as amended from time to time.

         "1996 INDENTURE" means the Indenture dated as of February 15, 1996 among Northern Telecom Limited, and its successors, the subsidiary guarantors party thereto and The Bank of New York as trustee, as amended from time to time.

         "NNC" means Nortel Networks Corporation, a Canadian corporation, and its successors.

         "NNFI" means Nortel Networks U.S. Finance Inc.

         "NNFI HEDGING OBLIGATIONS" means (i) all obligations of NNFI under any Designated Hedging Agreement and (ii) any renewals and extensions thereof.

         "NNFI SECURED OBLIGATIONS" means (i) all obligations of NNFI under
Section 2 of this Agreement, (ii) the NNFI Hedging Obligations and (iii) any Designated Bank Debt.

         "NNI BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNI Credit Agreement, (ii) all other amounts payable by NNI under any NNI Credit Agreement, (iii) all obligations of NNI under Section 2 of this Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNI CREDIT AGREEMENTS" means the 2000 NNI 364-Day Agreement, the 2000 NNI 5-Year Agreement and the 2001 NNI 364-Day Agreement.

         "NNI HEDGING OBLIGATIONS" means (i) all obligations of NNI under any Designated Hedging Agreement and (ii) any renewals or extensions thereof.

         "NNI SECURED OBLIGATIONS" means (i) the NNI Bank Obligations, (ii) the NNI Hedging Obligations and (iii) any Designated Bank Debt.

         "NNI SUBSIDIARY" means any Subsidiary of NNI.

         "NNL BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNL Credit Agreement, (ii) all other amounts payable by NNL under any NNL Credit Agreement, (iii) all obligations of NNL under Article 9 of each NNI Credit Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNL BOND OBLIGATIONS" means all principal of and interest (including, without limitation, any Post-Petition Interest) on and other amounts under the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

         "NNL COMPANIES" means, collectively, NNL, any of its Subsidiaries (including without limitation NNI and any NNI Subsidiaries) and their respective affiliates.

         "NNL CREDIT AGREEMENTS" means the 2000 NNL 364-Day Agreement, the 2000 NNL 5-Year Agreement and the 2001 NNL 364-Day Agreement.

         "NNL HEDGING OBLIGATIONS" means (i) all obligations of NNL under any Designated Hedging Agreement and (ii) any renewals or extensions thereof.

         "NNL SECURED OBLIGATIONS" means (i) the NNL Bank Obligations, (ii) the NNL Bond Obligations, (iii) the NNL Hedging Obligations, (iv) the NNI Hedging Obligations, (v) the NNFI Hedging Obligations, (vi) any Designated Capital Markets Debt and (vii) any Designated Bank Debt.

         "NNL SUBSIDIARY" means any Subsidiary of NNL other than NNI or any Subsidiary of NNI.

         "NNTC" means Nortel Networks Trading Corporation.

         "NNTC AGREEMENT" means either (i) a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which NNI pledges all its Equity Interests in NNTC or (ii) a guarantee in form and substance reasonably satisfactory to the Collateral Agent pursuant to which NNTC shall have guaranteed the obligations of NNI under the Loan Documents.

         "NOMINATED PERSON" means a Person whom the issuer of a letter of credit
(i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

         "NON-CONTINGENT SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

         "NTL" means Northern Telecom Limited, a Canadian corporation.

         "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

         "PATENTS" means (i) all letters patent and design letters patent issued by the United States or any other country and all applications for letters patent or design letters patent pending before the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

         "PERMITTED INVESTMENTS" means investments in:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada, as the case may be), in each case maturing within one year from the date of acquisition thereof;

          (b) commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody's or Dominion Bond Rating Services Limited;

          (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof or Canada which has a combined capital and surplus and undivided profits of at least $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

          (e) any other investments made in compliance with Corporate Procedure No. 303.30 of NNC with respect to cash investments and safe custody arrangements, substantially as in effect on the Amendment No. 2 Effective Date (as defined in the 2001 NNL 364-Day Agreement).

         "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to each Credit Agreement.

         "PERMITTED RECEIVABLES FINANCING" means, with respect to any Lien Grantor, any receivables securitization or financing permitted pursuant to the terms of the Credit Agreements to which such Lien Grantor is a party or by which it is bound.

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time pursuant to the terms of this Agreement. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

         "POST-PETITION INTEREST" means, with respect to any obligation of any Person, any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Person (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

         "RATIO" means, with respect to any Secured Bond Obligation, at any time, the ratio of (i) the principal amount of such Secured Bond Obligation to
(ii) the principal amount outstanding under the Credit Agreements at such time.

         "REAL PROPERTY COLLATERAL" means all real property (including leasehold interests in real property).

         "RECORDABLE INTELLECTUAL PROPERTY" means (i) Patents (other than Patents described in clauses (iii) and (iv) of the definition thereof) registered with the United States Patent and Trademark Office, (ii) Trademarks (other than Trademarks described in clauses (v) and (vi) of the definition thereof) registered with the United States Patent and Trademark Office and (iii) Copyrights (other than Copyrights described in clauses (iii) and (iv) of the definition thereof) registered with the United States Copyright Office and all rights in or under any of the foregoing.

         "RELATED TRANSFERRED RIGHTS" means (i) Transferred Receivables, (ii) rights to payment and collections in respect of such Transferred Receivables,
(iii) security interests or Liens and property subject thereto purporting to secure or guarantee payment of such Transferred Receivables, (iv) guarantees, letters of credit, acceptances, insurance and other arrangements from time to time supporting or securing payment of such Transferred Receivables, (v) all invoices, documents, books, records and other information with respect to such Transferred Receivables or the obligors thereon, (vi) with respect to any such Transferred Receivables, the transferee's interest in the product (including returned product), the sale of which by such transferee gave rise to such Transferred Receivables and (vii) all Proceeds of the items described in the foregoing clauses.

         "REQUIRED SECURED BANKS" means, at any time, Banks having at least 51% of the aggregate amount, without duplication, of (i) the "Commitments" under each of the 2001 364-Day Agreements and (ii) the aggregate unpaid principal amount of the "Loans" under each of the 2001 364-Day Agreements.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURED AGREEMENT", when used with respect to any Secured Obligation of any Lien Grantor, refers collectively to each instrument, agreement or other document that sets forth obligations of such Lien Grantor and/or rights of the holder with respect to such Secured Obligation.

         "SECURED BOND OBLIGATIONS" means, at any date, the NNL Bond Obligations and any Designated Capital Markets Debt containing provisions requiring that such Designated Capital Markets Debt be equally and ratably secured at such date with the debt under the Credit Agreements.

         "SECURED OBLIGATIONS" means (i) with respect to NNL, the NNL Secured Obligations, (ii) with respect to NNI, the NNI Secured Obligations, (iii) with respect to NNFI, the NNFI Secured Obligations and (iv) with respect to each Subsidiary Lien Grantor other than NNFI, the NNI Bank Obligations, the NNI Hedging Obligations, the NNL Bond Obligations, the NNL Bank Obligations, the NNL Hedging Obligations, the NNFI Hedging Obligations, any Designated Capital Markets Debt and any Designated Bank Debt.

         "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

         "SECURITIES ACCOUNT CONTROL AGREEMENT" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Collateral Agent shall have reasonably approved) among the relevant Securities Intermediary, the relevant Lien Grantor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

         "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to
Section 21 and/or adding additional property to the Collateral.

         "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements, the Commodity Account Control Agreements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to any NNL Credit Agreement or NNI Credit Agreement (other than any such agreement or instrument with respect to Real Property).

         "SPECIFIED EVENT OF DEFAULT" means an event described in Section 6.01(a), (f) or (g) of the Credit Agreements, or any Event of Default caused by a breach of any financial or debt covenant contained in either 2001 364-Day Agreement.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "SUBSIDIARY LIEN GRANTORS" means each Subsidiary of NNI or NNL listed on the signature pages hereof under the caption "Subsidiary Lien Grantors" and each Subsidiary of NNI or NNL that shall, at any time after the date hereof, become a "Subsidiary Lien Grantor" pursuant to Section 21, in each case if such Subsidiary is a U.S. Subsidiary and is not listed on Annex B to the 2001 364-Day Agreements.

         "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

         "TOTAL COLLATERAL" means the "Collateral" as defined in the 2001 364-Day Agreements (assuming, for this purpose, that Collateral includes all "Foreign Subsidiary Guarantees" as defined in the 2001 364-Day Agreements, in effect at any time of determination).

         "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark.

         "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

         "TRANSFERRED RECEIVABLES" means any receivables that have been sold, pledged, contributed or otherwise transferred in connection with a Permitted Receivables Financing.

         "2000 INDENTURE" means the Indenture dated as of December 15, 2000 among NNL, Nortel Networks Capital Corporation and Citibank, N.A. as trustee, as amended from time to time.

         "2001 INDENTURE" means the Indenture dated as of August 15, 2001 among NNC, NNL as guarantor and The Bankers Trust Company, as trustee, as amended from time to time.

         "2002 NOTES" means the 6-7/8% Notes Due 2002 issued by NTL pursuant to the 1988 Indenture.

         "2003 NOTES" means the 6% Notes Due 2003 issued by NTL pursuant to the 1988 Indenture.

         "2008 NOTES" means the 4.25% Convertible Senior Notes due 2008 issued by NNC and guaranteed by NNL pursuant to the 2001 Indenture.

         "2006 NOTES" means the 6.125% Notes due 2006 issued by NNL pursuant to the 2000 Indenture.

         "2006 NNCC NOTES" means the 7.40% Notes due 2006 issued by NTL pursuant to the 1996 Indenture.

         "2023 NOTES" means the 6-7/8% Notes due 2023 issued by NTL pursuant to the 1988 Indenture.

         "2026 NOTES" means the 7.875% Notes due 2026 issued by Northern Telecom Capital Corporation and guaranteed by NTL pursuant to the 1996 Indenture.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         "U.S. SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of the United States or any state thereof.

          (c) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 2.Guarantee.

          (a) Guarantee. Each Guarantor unconditionally guarantees the full and punctual payment of each of its Guaranteed Obligations when due (whether at stated maturity, upon acceleration or otherwise). If any Guaranteed Obligation of a Guarantor is not paid punctually when due, such Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement. This Guarantee shall be effective with respect to each Guarantor as of the first day of any Collateral Period, and shall be released in accordance with subsection 2(c) below.

          (b) Guarantee Unconditional. The obligations of each Guarantor under its Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Lien Grantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Secured Agreement;

                 (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Lien Grantor or any other Person under any Secured Agreement;

                 (iv) any change in the corporate existence, structure or ownership of any Lien Grantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Lien Grantor or any other Person or any of their assets or any resulting release or discharge of any obligation of any Lien Grantor or any other Person under any Secured Agreement;

                  (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against any Lien Grantor, any Secured Party or any other Person, whether in connection with the Secured Agreements or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                 (vi) any invalidity or unenforceability relating to or against any Lien Grantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by any Lien Grantor or any other Person; or

                 (vii) any other act or omission to act or delay of any kind by any Lien Grantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause 2(b)(vii), constitute a legal or equitable discharge of or defense to any obligation of such Guarantor hereunder, but excluding payment in full of the Guaranteed Obligations.

          (c) Release of Guarantee. The Guarantee of each Guarantor will be released on the earlier of (i) any Investment Grade Date and (ii) the Bank Termination Date. If at any time any payment of a Guaranteed Obligation by a Guarantor is rescinded or must be otherwise restored or returned upon the insolvency or receivership of such Guarantor or otherwise, the Guarantee of such Guarantor shall be reinstated with respect thereto as though such payment had been due but not made at such time. The Collateral Agent may release any Guarantor from its Guarantee in accordance with Section 26.

          (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand (except for the demand requirement with respect to such Guarantor under Section 2(a)), protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Person.

          (e) Subrogation. If any Guarantor makes a payment with respect to a Guaranteed Obligation hereunder, such Guarantor shall be subrogated to the rights of the payee against the relevant obligor (other than such Guarantor) (each, for purposes of this Section 2, a "relevant obligor") with respect to such payment; provided that no Guarantor shall not enforce any payment by way of subrogation against a relevant obligor or by reason of contribution against any other guarantor of such Guaranteed Obligation, until the Bank Termination Date.

          (f) Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation by any relevant obligor is stayed by reason of the insolvency or receivership of such relevant obligor or otherwise, all Guaranteed Obligations otherwise subject to acceleration in accordance with their terms shall nonetheless be payable by the relevant Guarantor forthwith on demand by the Collateral Agent.

          (g) Right of Set-Off. If a Specified Event of Default has occurred and is continuing and any Guaranteed Obligation is not paid promptly when due after a demand has been made, each of the relevant Secured Parties and their respective affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or affiliate to or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection 2(g) are in addition to all other rights and remedies (including other rights of set-off) that such Secured Party may have.

          (h) Continuing Guarantee. The Guarantee is a continuing guarantee, shall be binding on each Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Guaranteed Obligation is assigned or otherwise transferred, the transferor's rights under the Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

          (i) Limitation on Obligations of Guarantors. The obligations of each Guarantor under its Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

         SECTION 3. Grant of Transaction Liens.

         (a) Each Lien Grantor, in order to secure its Secured Obligations, grants to the Collateral Agent for the benefit of the Secured Parties, effective on the first day of any Collateral Period, a continuing security interest in all the following property of such Lien Grantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Deposit Accounts;

                  (iv) all Documents;

                  (v) all Equipment;

                  (vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

                  (vii) all Instruments;

                  (viii) all Inventory;

                  (ix) all Investment Property;

                  (x) all Letter-of-Credit Rights;

                  (xi) all Material Commercial Tort Claims with respect to which such Lien Grantor is the claimant arising out of Material Recordable Intellectual Property;

                  (xii) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral;

                  (xiii) such Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Agent; and

                  (xiv) all Proceeds of the Collateral described in the foregoing clauses 3(a)(i) through 3(a)(xiii);

provided that, with respect to the security interests granted by each Lien Grantor, the following property shall be excluded from the foregoing security interests: (A) any Equity Interests held by any Lien Grantor in any Subsidiary that is not a U.S. Subsidiary, (B) Equity Interests held by such Lien Grantor in any Subsidiary that is not a Material Subsidiary, (C) Equipment leased by any Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment, (D) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in favor of a third party (other than any NNL Company) or would result in an enforceable right to declare a default or an enforceable right to terminate or annul unless and until all required consents shall have been obtained, it being understood that no Lien Grantor is obliged to obtain such consent, (E) any Equity Interests in or any debt of any Person (other than a Material Subsidiary) if the grant of a security interest therein would constitute a violation of any shareholder agreement or other agreement with respect to such Equity Interests or debt among such Lien Grantors and any other holders of Equity Interests or debt of such Person, (F) any assets of such Lien Grantor that constitute Transferred Receivables and Related Transferred Rights on the date on which such Lien Grantor becomes a party to this Agreement, (G) Letter-of-Credit Rights for which the jurisdiction whose laws govern the liability of the Issuer or Nominated Person with respect thereto is not a jurisdiction in the United States, (H) Deposit Accounts for which the relevant Depository Bank's jurisdiction is not in the United States, (I) with respect to NNL only, any asset of NNL which is not located in the United States or any State thereof, it being understood that accounts receivable and rights constituting General Intangibles (other than Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office) are not located in the United States or any State thereof for the purpose of this clause (I), (J) with respect to any Lien Grantor other than NNL, any asset of such Lien Grantor which is not located in the United States or any State thereof, it being understood that accounts receivable and rights constituting General Intangibles (including Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office) are located in the United States or any State thereof for the purpose of this clause (J), (K) any Equity Interest held by NNL in NNI and any Equity Interest held by NNI in NNFI, Arris Group, Inc. or Elastic Networks Inc. and (L) any Equity Interest held by NNI in NNTC, but only so long as an NNTC Agreement is in full force and effect.

         The security interests granted by each Lien Grantor pursuant to this
Section 3(a) shall terminate in accordance with Section 20.

          (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

          (c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4.General Representations, Warranties and Covenants. Each Lien Grantor represents and warrants, at the time set forth below, and covenants, where indicated below, as follows:

         (a) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at such time, such Lien Grantor is a corporation duly organized, validly existing and, except with respect to NNL, in good standing under the laws of (x) with respect to NNL, its jurisdiction of organization in effect on the first date of the Collateral Period of which NNL gives prior written notice to the Collateral Agent and (y) with respect to every other Lien Grantor, the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate or such other jurisdiction in the United States (or any State thereof) of which such Lien Grantor gives prior written notice to the Collateral Agent (and upon the giving of such notice, the Perfection Certificate shall be deemed to have been amended to reflect the information set forth in such notice).

         (b) Each Lien Grantor (other than NNL) represents and warrants, on the first day of the first Collateral Period, that Schedule 1 lists all Pledged Equity Interests in Material Subsidiaries that are U.S. Subsidiaries owned by such Lien Grantor on the date of delivery of such Schedule 1 and held directly by such Lien Grantor (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

         (c) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that Schedule 2 lists (i) all Pledged Securities not credited to a Securities Account and owned by such Lien Grantor on the date of delivery of such Schedule 2 (except (x) Securities evidencing Equity Interests in Subsidiaries and Equity Interest constituting minority investments in privately held companies and (y) with respect to NNL only, Securities of non-U.S. issuers), (ii) each Securities Account to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements (except, with respect to NNL only, if the relevant Securities Intermediary's jurisdiction is not in the United States or any State thereof), so long as Financial Assets with a fair market value in excess of $5,000,000 are credited to such Securities Account as of the date of delivery of such Schedule 2 and
(iii) all Commodity Accounts in respect of which such Lien Grantor is the Commodity Customer (except, with respect to NNL only, if the relevant Commodities Intermediary's jurisdiction is not the United States or any State thereof) on the date of delivery of such Schedule 2.

         (d) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that such Lien Grantor has provided to the Collateral Agent a written notice setting forth the 100 most valuable items of Intellectual Property owned by the NNL Companies at such time, as reasonably determined by the Lien Grantors, acting in their reasonable discretion.

         (e) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that all Pledged Equity Interests owned by such Lien

Grantor at such time are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens. Each Lien Grantor covenants that it will cause all Pledged Equity Interests owned by such Lien Grantor from time to time to be owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens. Such Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that all shares of capital stock included in such Pledged Equity Interests at such time with respect to a Material Subsidiary of such Lien Grantor (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. Such Lien Grantor covenants that it will ensure that none of the Pledged Equity Interests with respect to a Material Subsidiary of such Lien Grantor are subject to any option to purchase or similar right of any Person. Such Lien Grantor covenants that it will not become a party to or otherwise bound by any agreement (except the Credit Agreements and the Indentures) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect to a Material Subsidiary of such Lien Grantor with respect thereto.

         (f) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, that at such time such Lien Grantor owns or has rights in all of its Collateral, free and clear of any Lien other than Permitted Liens. The Lien Grantor covenants that it shall own or have rights in all of its Collateral, free and clear of any Lien other than Permitted Liens.

         (g) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at each such time (i) no financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in the United States in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens and (ii) no Collateral owned by such Lien Grantor is in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

         (h) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that, to the extent attachment and creation of the Transaction Liens is governed by the laws of a jurisdiction in the United States (including the UCC), the Transaction Liens on all Collateral owned by such Lien Grantor at such time (i) have been validly created, (ii) attach to each item of such Collateral on the date hereof (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations of such Lien Grantor.

         (i) Each Lien Grantor (other than NNL) represents and warrants that, on or prior to January 15, 2002, such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date of delivery thereof.

         (j) Each Lien Grantor represents and warrants, on the first day of each Collateral Period and on each Drawdown Date, that when a UCC financing statement describing the Collateral as set forth in Schedule 3 has been filed (x) with respect to NNL only, (i) in the District of Columbia so long as NNL is not incorporated in a jurisdiction in the United States or any State thereof and
(ii) in the appropriate filing office in the jurisdiction of incorporation of NNL, if NNL is incorporated in a jurisdiction in the United States or any State thereof, and (y) with respect to every other Lien Grantor, in the offices specified in such Perfection Certificate (as amended pursuant to Section 4 (a)) as being such Lien Grantor's jurisdiction of organization (if such Lien Grantor is a "registered organization" within the meaning of UCC) or chief executive office (if such Lien Grantor is not a "registered organization" within the meaning of the UCC), the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior, in the case of Collateral other than (x) fixtures, (y) Collateral with respect to which Intellectual Property Filings must be made in order to perfect a Lien thereon and (z) unregistered Copyrights, to the extent applicable law does not permit unregistered Copyrights to be perfected by the filing of a UCC financing statement, to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Material Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 6(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Material Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings and filings with respect to Intellectual Property (other than Material Recordable Intellectual Property) to the extent applicable law does not permit a Lien thereon to be perfected by the filing of a UCC financing statement and (iii) with respect to motor vehicles, the delivery of the certificates of title with respect thereto, no registration, recordation or filing with any U.S. governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection under the UCC or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens (it being understood that any disposition of

Collateral constituting Investment Property is subject to applicable securities laws).

         (k) Each Lien Grantor (other than NNL) represents and warrants, on the first day of the first Collateral Period, that as of such time such Lien Grantor has taken all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper in an amount in excess of $3,000,000 (per Account or obligation evidenced by Chattel Paper) purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. Such Lien Grantor covenants that it will take all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper in an amount in excess of $3,000,000 (per Account or obligation evidenced by Chattel Paper) purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

         (l) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that at such time no Lien Grantor is the claimant with respect to any Material Commercial Tort Claim that has not been made subject to the Transaction Liens; provided that such representation is not made with respect to any Commercial Tort Claim arising in a jurisdiction outside the United States. Such Lien Grantor covenants that if it acquires a Material Commercial Tort Claim, such Lien Grantor will promptly sign and deliver a Security Agreement Supplement granting a Security Interest in such Commercial Tort Claim (which shall be described therein in specificity required to satisfy Official Comment 5 to UCC Section 9-108) to the Collateral Agent for the benefit of the Secured Parties.

         (m) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period and on each Drawdown Date, that at such time no Lien Grantor is the beneficiary under any Letter of Credit in a maximum face amount in excess of $10,000,000, other than a Supporting Letter of Credit with respect to which the issuer thereof has not (i) been notified that such letter of credit has been made subject to a Transaction Lien and (ii) acknowledged receipt of such notice.

         (n) Each Lien Grantor represents and warrants, on the first day of the first Collateral Period, and on each Drawdown Date, that at such time such Lien Grantor is not a party to any Material Government Contract, except as disclosed in writing to the Collateral Agent on or prior to such time. Each Lien Grantor covenants that, if a Specified Event of Default shall have occurred and be continuing, such Lien Grantor will, promptly at the request of the Collateral Agent, execute and deliver to the Collateral Agent with respect to Pledged Material Government Contracts all assignments, notices of assignment and other documents required to be filed with (x) any state or local government or agency or (y) the federal government of the United States or any agency or instrumentality thereof in accordance with the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the "ASSIGNMENT OF CLAIMS

ACT"), in either case to insure compliance with the Assignment of Claims Act; provided that no such execution and delivery shall be required with respect to any Material Government Contract if (x) such Material Government Contract is with the federal government of the United States or any agency or instrumentality thereof and such assignment is not of a type meeting the requirements of 31 U.S.C. Section 3727(c) of the Assignment of Claims Act, or a comparable provision if such Section is amended.

         SECTION 5. Additional Covenants. Each Lien Grantor covenants as follows:

         (a) To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file (i) all Intellectual Property Filings in respect of Material Recordable Intellectual Property (ii) so long as a Specified Event of Default shall have occurred and be continuing, Intellectual Property Filings with respect to other Recordable Intellectual Property (other than Trademarks) and (iii) other filings in the United States (other than Intellectual Property Filings with respect to Trademarks) required or requested for the purposes of creating, perfecting and preserving the Transaction Liens, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 20. The relevant Lien Grantor will pay the reasonable costs of, or incidental to, (i) any Intellectual Property Filings in respect of Material Recordable Intellectual Property (ii) so long as a Specified Event of Default shall have occurred and be continuing, any Intellectual Property Filings with respect to other Recordable Intellectual Property (other than Trademarks), any recording or filing of any UCC financing or continuation statements or other documents recorded or filed pursuant hereto.

         (b) Such Lien Grantor will not effect any "Asset Sale" referred to in
Section 5.13(g) of either 2001 364-Day Agreement with respect to any Collateral if at such time a Specified Event of Default has occurred and is continuing.

         (c) Such Lien Grantor (other than NNL) will use commercially reasonable efforts consistent with its customary commercial practice to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with such Lien Grantor's customary collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if a Specified Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of its business and consistent with such Lien Grantor's historical collection practices. The reasonable costs and out-of-pocket expenses (including reasonable attorney's fees) of collection incurred by such Lien Grantor, and the reasonable costs and out-of-pocket expenses incurred by the Collateral Agent, shall be paid by such Lien Grantor.

         (d) Upon the occurrence and during the continuance of a Specified Event of Default, if payments with respect to any of such Lien Grantor's Pledged Accounts are received in a lockbox or similar account and at such time such Lien Grantor has any Controlled Deposit Account, such Lien Grantor (other than NNL) will at all times cause such lockbox or similar account to be a Controlled Deposit Account.

         (e) If a Specified Event of Default shall have occurred and be continuing, such Lien Grantor (other than NNL) will, if requested to do so by the Collateral Agent, promptly notify (and such Lien Grantor authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Pledged Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.

         (f) Such Lien Grantor (other than NNL) will promptly deliver to the Collateral Agent as Collateral hereunder any Pledged Tangible Chattel Paper and any Pledged Instruments owned by such Lien Grantor, indorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, with signatures appropriately guaranteed, all in form and substance reasonably satisfactory to the Collateral Agent; provided that no Lien Grantor shall be required to deliver (i) any such Pledged Tangible Chattel Paper to the extent that it was entered into or provided in connection with vendor financing and
(ii) any such Pledged Instrument to the extent the aggregate principal or face amount of such Pledged Instrument of such Lien Grantor does not exceed $10,000,000. Upon the delivery of any Pledged Tangible Chattel Paper or Pledged Instrument owned by such Lien Grantor to the Collateral Agent, the Transaction Lien on such Collateral will be perfected, subject to no prior Liens or rights of others other than Permitted Liens. So long as no Specified Event of Default shall have occurred and be continuing, the Collateral Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Tangible Chattel Paper or Pledged Instrument available to the relevant Lien Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed reasonably appropriate by the Collateral Agent, against trust receipt or like document).

         (g) No Lien Grantor shall be required to deliver to the Collateral Agent any certificate of title with respect to any motor vehicle constituting Collateral, or to stamp or otherwise mark any such certificate of title to reflect the security interest therein granted to the Collateral Agent pursuant to this Agreement.

         SECTION 6. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

         (a) On the date on which it becomes a party to this Agreement, such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Material Recordable Intellectual Property then owned by it. Within 30 days after each March 31 and September 30 thereafter, and on or prior to any Drawdown Date, such Lien Grantor will sign and deliver to the Collateral Agent any Intellectual Property Security Agreement provided by the Collateral Agent and necessary to grant Transaction Liens on all Material Recordable Intellectual Property owned by it on such March 31 or September 30 or such Drawdown Date that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will, as soon as practicable upon the request of the Collateral Agent, provide the Collateral Agent with all documentation necessary in order to enable the Collateral Agent to make all Intellectual Property Filings necessary to perfect the Transaction Liens on Material Recordable Intellectual Property.

         (b) Such Lien Grantor will maintain its Material Intellectual Property in a commercially reasonable, prudent manner consistent with its past practices and with respect to any Material Intellectual Property which has been infringed, misappropriated or diluted, in each case in a material respect, by a third party, the relevant Lien Grantor will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, take commercially reasonable steps consistent with its past practices to sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and/or take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Material Intellectual Property.

         SECTION 7. Investment Property. Each Lien Grantor represents and warrants, at the time set forth below, and covenants, where indicated below, as follows:

         (a) Certificated Securities. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor represents and warrants that, as of such date, such Lien Grantor has delivered to the Collateral Agent as Collateral hereunder all certificates representing (i) any Pledged Certificated Security owned as of such date by such Lien Grantor and not credited to a Securities Account evidencing an Equity Interest in a Material Subsidiary that is a U.S. Subsidiary of such Lien Grantor and (ii) any other Pledged Certificated Security owned as of such date by such Lien Grantor and not credited to a Securities Account having a fair market value in excess of $3,000,000 (other than certificates evidencing (x) Equity Interests in Subsidiaries, (y) Equity Interest constituting minority investments in privately held companies and (z) Equity Interests of Arris Group Inc., and Elastic Networks Inc. Such Lien Grantor covenants that whenever such Lien Grantor acquires any certificate representing a Pledged Certificated Security described in clauses (i) or (ii) of the immediately preceding sentence, such Lien Grantor will as promptly as practicable deliver such certificate to the Collateral Agent as Collateral hereunder.

         (b) Uncertificated Securities. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor represents and warrants that, it has entered into (and caused the relevant issuer to enter into) an Issuer Control Agreement in respect of (i) each Pledged Uncertificated Security of owned by such Lien Grantor as of such date and not credited to a Securities Account evidencing an Equity Interest in a Material Subsidiary that is a U.S. Subsidiary of such Lien Grantor and (ii) any other Pledged Uncertificated Security a U.S. issuer owned by such Lien Grantor as of such date and not credited to a Securities Account having a fair market value in excess of $5,000,000 (except Securities evidencing Equity Interests in Subsidiaries and Equity Interest constituting minority investments in privately held companies), and deliver each such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). Such Lien Grantor covenants that whenever such Lien Grantor acquires any Pledged Uncertificated Security described in clauses (i) or
(ii) of the immediately preceding sentence, such Lien Grantor will enter into (and cause the relevant issuer to enter into), as promptly as practicable, an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same); provided that such Lien Grantor shall not be deemed in breach of this covenant if any such agreement shall fail to be finalized solely other than as a result of any action or inaction on the part of such Lien Grantor and, if the issuer under any such agreement is a Material Subsidiary, such Material Subsidiary.

         (c) Security Entitlements. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor represents and warrants that it has, with respect to each Pledged Security Entitlement owned by it at such time, entered into (and caused the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Pledged Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same) so long as Financial Assets with a fair market value in excess of $5,000,000 are credited to such account at such time unless such agreement has not been entered into solely other than as a result of any action or inaction on the part of the Lien Grantor; provided that NNL shall be deemed to have made this representation and warranty only with respect to Securities Accounts for which the relevant Securities Intermediary's jurisdiction is in the United States. Such Lien Grantor covenants that whenever such Lien Grantor acquires any other Pledged Security Entitlements the underlying Financial Assets of which, together with all other Financial Assets credited to the same Securities Account, have an aggregate fair market value in excess of $5,000,000, such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account; provided that NNL shall not be so obligated if the jurisdiction of the relevant Securities Intermediary is not in the United States

         (d) Commodity Accounts. On the first day of the first Collateral Period and on each Drawdown Date, such Lien Grantor represents and warrants that it has entered into (and cause the relevant Commodity Intermediary to enter into) a Commodity Account Control Agreement in respect of each Commodity Account owned by it at such time and will deliver such Commodity Account Control Agreement to the Collateral Agent (which shall enter into the same) so long as Commodity Contracts with a fair market value in excess of $3,000,000 are credited to such account at such time unless such agreement has not been entered into solely other than as a result of any action or inaction on the part of the Lien Grantor; provided that NNL shall be deemed to have made this representation and warranty only with respect to Commodity Accounts for which the relevant Commodity Intermediary's jurisdiction is in the United States. Such Lien Grantor covenants that such Lien Grantor will cause, as promptly as practicable, each Commodity Contract owned by it with a fair market value in excess of $3,000,000 to be carried at all times in a Controlled Commodity Account; provided that NNL shall not be so obligated if the jurisdiction of the Commodity Intermediary for the Commodity Account in which such Commodities Contract is carried is not in the United States.

         (e) Perfection as to Certificated Securities. Such Lien Grantor represents and warrants that, at the time that such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Collateral Agent in the United States and complies with Section 7(j) in connection with such delivery, and assuming the Collateral Agent has no notice of any adverse claim, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others other than tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens, and (ii) the Collateral Agent will have Control of such Pledged Certificated Security.

         (f) Perfection as to Uncertificated Securities. Such Lien Grantor represents and warrants that, at the time that such Lien Grantor, the Collateral Agent and the U.S. issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, and assuming the Collateral Agent has no notice of any adverse claim, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others other than tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens and (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security.

         (g) Perfection as to Security Entitlements. Such Lien Grantor represents and warrants that, at the time that the Financial Asset underlying any Pledged Security Entitlement owned by such Lien Grantor is credited to the applicable Controlled Securities Account, (i) the Transaction Lien on such Pledged Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens) other than tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens and (ii) the Collateral Agent will have Control of such Pledged Security Entitlement; provided that NNL shall be deemed to have made this representation and warranty only with respect to Securities Accounts for which the relevant Securities Intermediary's jurisdiction is in the United States.

         (h) Perfection as to Commodity Accounts. Each Lien Grantor covenants that so long as any Commodity Account is subject to a Commodity Account Control Agreement, and assuming the Collateral Agent has no notice of any adverse claim
(i) the Transaction Liens on such Pledged Commodity Account and all Pledged Commodity Contracts carried therein will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Commodity Intermediary permitted by such Commodity Account Control Agreement) other than tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens and (ii) the Collateral Agent will have Control of such Commodity Account and all Commodity Contracts carried therein from time to time, provided that NNL shall be deemed to have made this representation and warranty only with respect to Commodity Accounts for which the relevant Commodity Intermediary's jurisdiction is in the United States.

         (i) Agreement as to Applicable Jurisdiction. Each Lien Grantor (other than NNL) covenants that in respect of all Pledged Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States. In respect of all Commodity Contracts owned by such Lien Grantor (other than NNL) and all Commodity Accounts in which such Commodity Contracts are carried, the Commodity Intermediary's jurisdiction (determined as provided in UCC Section 9-305 (b)) will at all times be located in the United States.

         (j) Delivery of Pledged Certificates. Each Lien Grantor covenants that all Pledged Certificates, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

         SECTION 8. Controlled Deposit Accounts. Each Lien Grantor (other than
NNL) covenants as follows:

         (a) Such Lien Grantor covenants that, no later than March 31, 2002, it will deliver to the Collateral Agent duly executed Deposit Account Control Agreements with respect to each account agreed upon between the Collateral Agent and such Lien Grantor on or prior to March 31, 2002. Upon the occurrence and during the continuance of a Specified Event of Default, all cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts or, with respect to NNL only, in accordance with any other Security Document to which NNL is a party containing provisions governing the deposit of such cash. Each Controlled Deposit Account will be operated as provided in Section 10.

         (b) Such Lien Grantor covenants that, in respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code (including without limitation the UCC) is in effect.

         (c) Such Lien Grantor covenants that, so long as the Collateral Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its normal operating charges and any uncollected funds previously credited thereto) other than tax liens, judgment liens, put/call arrangements and Liens existing on the date of this Agreement that are Permitted Liens.

         SECTION 9. Cash Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Agent will establish with respect to each Lien Grantor an account (its "CASH COLLATERAL ACCOUNT"), in the name and under the exclusive control of the Collateral Agent, subject to subsection 9(d). Each Cash Collateral Account will be operated as provided in this Section 9 and Section 10.

         (b) The Collateral Agent shall deposit the following amounts, as and when received by it, in each Lien Grantor's Cash Collateral Account: each amount required to be deposited therein by any provision of any Credit Agreement or other

Loan Document referred to therein; each Cash Distribution required by Section 13 to be deposited therein; and each amount realized or otherwise received by the Collateral Agent with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document upon the occurrence and during the continuance of (x) with respect to Illiquid Collateral, an Event of Default and
(y) with respect to Liquid Collateral, a Specified Event of Default.

         (c) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to Section 9(b).

         (d) Unless (x) an Event of Default shall have occurred and be continuing and the Required Secured Banks shall have instructed the Collateral Agent to stop withdrawing amounts from the Cash Collateral Accounts pursuant to this subsection 9(d) or (y) the maturity of any of the Bonds or the indebtedness outstanding under the Credit Agreements shall have been accelerated, any Cash Distributions or other amounts deposited in the Cash Collateral Account, at the relevant Lien Grantor's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Lien Grantor.

         SECTION 10. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.

         (b) Funds held in any Controlled Securities Account may, until withdrawn, be invested and reinvested in Permitted Investments as the relevant Lien Grantor shall determine from time to time; provided that, if a Specified Event of Default shall have occurred and be continuing, Collateral Agent may select such Permitted Investments.

         (c) So long as no Specified Event of Default shall have occurred and be continuing, funds held in any Controlled Deposit Account or Cash Collateral Account may, until withdrawn, be invested and reinvested in Permitted Investments; provided that (i) if a Specified Event of Default shall have occurred and be continuing, Collateral Agent may select such Permitted Investments and (ii) if such Permitted Investments are to be held in a Securities Account, either (x) the Collateral Agent is the Entitlement Holder with respect to such Permitted Investments or (y) the relevant Entitlement Holder and the relevant Securities Intermediary shall have theretofore entered into a Securities Account Control Agreement with respect to such Securities Account and delivered it to the Collateral Agent (which shall enter into the same).

         (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 9 applies), the Collateral Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Collateral Agent rescinds such instruction. The Collateral Agent will not rescind such instructions unless a Specified Event of Default shall have occurred and be continuing.

         (e) So long as a Specified Event of Default shall have occurred and be continuing, no Lien Grantor will cause funds to be transferred from a Collateral Account to any other account owned by an NNL Company unless such other account is a Collateral Account (except, with respect to any account of NNL only, if the relevant Securities Intermediary's or Depositary Bank's jurisdiction is not in the United States) and such transfer is permitted under the Credit Agreements by which such Lien Grantor is bound.

         (f) If a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 15.

         (g) If a Specified Event of Default shall have occurred and be continuing, and immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

         SECTION 11. Transfer of Record Ownership. (a) At any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable): cause each of the Pledged Certificated Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee. Promptly upon receiving any such direction, the Collateral Agent will notify each relevant Lien Grantor thereof, and from time to time thereafter such Lien Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this subsection 11(a).

         (b) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged

Certificated Securities registered in the name of the Collateral Agent or its nominee.

         SECTION 12. Right to Vote Securities. (a) Unless (x) with respect to any Pledged Security not credited to a Securities Account other than any Uncertificated Security representing shares in a money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security credited to a Securities Account and any Financial Asset underlying any Pledged Security Entitlement owned by it and any Uncertificated Securities representing shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, promptly deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. Unless (x) with respect to any Pledged Security not credited to a Securities Account other than any Uncertificated Security representing shares in a money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security credited to a Securities Account and any Financial Asset underlying any Pledged Security Entitlement owned by it and any Uncertificated Securities representing of shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent will have no right to take any action which the owner of a Pledged Security, Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

         (b) If (x) with respect to any Pledged Security not credited to a Securities Account other than any Uncertificated Security representing shares in any money market fund, an Event of Default shall have occurred and be continuing or (y) with respect to any Pledged Security credited to a Securities Account and any Financial Asset underlying any Security Entitlement owned by it and any Uncertificated Securities consisting of shares in a money market fund, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Security, Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged

Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

         SECTION 13. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 9 and Section 10. If a Specified Event of Default shall have occurred and be continuing, Cash Distributions (other than in amounts less than $3,000,000) with respect to any Pledged Equity Interest that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Collateral Agent or its nominee) shall be deposited, as soon as practicable upon receipt thereof, in a Controlled Deposit Account of the relevant Lien Grantor if such account exists at such time and if applicable, applied in accordance with the prepayment provisions of the 2001 364-Day Agreements.

         SECTION 14. Remedies upon Event of Default or Specified Event of Default. (a) If (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents with respect to Illiquid Collateral or Liquid Collateral, as applicable. Without limiting the generality of the foregoing, if (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to Illiquid Collateral or Liquid Collateral, as applicable, and, in addition, the Collateral Agent may, if a Specified Event of Default shall have occurred and be continuing, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in
Section 15 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of (x) if a Event of Default has occurred and is continuing, the Illiquid Collateral or any part thereof and (y) if Specified Event of Default shall have occurred and be continuing, the Liquid Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 17.

         (b) Without limiting the generality of the foregoing, if a Specified Event of Default shall have occurred and be continuing: (i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged Intellectual Property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;provided the Collateral Agent shall notify the relevant Lien Grantor of any license or sublicenses so granted (but failure to give such notice shall not effect validity of such license) and that such licenses or sublicenses do not conflict with any existing license or applicable law; (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged Intellectual Property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and reasonable expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and reasonable expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 18 and 19); and
(iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on rights or powers), each Lien Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged Intellectual Property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant Intellectual Property or the products or services made or rendered in connection with such Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services.

         SECTION 15. Application of Proceeds. (a) The Collateral Agent may (i) if a Specified Event of Default shall have occurred and be continuing, apply any cash held in the Collateral Accounts and (ii) if (x) with respect to Illiquid Collateral, an Event of Default shall have occurred and be continuing or (y) with respect to Liquid Collateral, a Specified Event of Default shall have occurred and be continuing, apply the proceeds of any sale or other disposition of all or any part of the Illiquid Collateral or Liquid Collateral, as applicable, in either case in the following order of priorities:

                  (1) to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 16 or any amounts owing to any Indenture Trustee under (x)

         Section 5.05 of each of the 1988 Indenture, the 1996 Indenture and the 2000 Indenture and (y) Section 6.10 of the 2001 Indenture;

                  (2) to pay the due and unpaid principal, face amount or termination amount of the Secured Obligations ratably, on the basis of the principal or face amount of such Secured Obligations (or, with respect to Contingent Secured Obligations, provide for the payment thereof pursuant to Section 15(b)), until payment in full of the principal of all Secured Obligations shall have been made (or, with respect to Contingent Secured Obligations, so provided for);

                  (3) to pay ratably the due and unpaid interest accrued on the Secured Obligations in accordance with the provisions of the applicable Secured Agreement, as applicable;

                  (4) to pay all other due and unpaid Secured Obligations and all due and unpaid commitment fees and participation fees under each Credit Agreement ratably (or, with respect to Contingent Secured Obligations, provide for the payment thereof pursuant to Section 15(b)), until payment in full of all such other Secured Obligations and fees shall have been made (or, with respect to Contingent Secured Obligations, so provided for); and

                  (5) to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by any Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses (1), (2), (3) and (4) of this
Section 15(a) to the Secured Obligations of such Guarantor consisting of the Guaranteed Obligations of such Guarantor only to the extent permitted by the limitation in Section 2(i); provided further that Collateral owned by any Subsidiary Lien Grantor and any proceeds thereof shall be applied pursuant to the foregoing clauses (1), (2), (3) and (4) of this Section 15(a) to the Secured Obligations of such Subsidiary Lien Grantor only up to an aggregate amount equal to the largest amount that would not render such application of Collateral or proceeds subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law. The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 15(b), be payable pursuant to Section 15(a) in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead (x) notify the holder of such Contingent Secured Obligation and (y) with respect to the holder of such Contingent Obligations excluding the holder of any Secured Bond Obligation, request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation (excluding the holder of any Secured Bond Obligation) does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, or if such holder is the holder of any Secured Bond Obligation (regardless of whether such holder has provided any notice to the Collateral Agent), the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies and invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 15(b) rather than Section 15(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 15(a) (i.e., clause (2) or (4)) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of Section 15(a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and
(ii) the Collateral Agent still holds any amount held in trust pursuant to this
Section 15(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in
Section 15(a).

         (c) With respect to any Secured Bond Obligation, whether or not a Contingent Secured Obligation, including, without limitation, the principal outstanding of and interest on such Secured Bond Obligation, an amount (the "DETERMINED AMOUNT") with respect to such Secured Bond Obligation shall be required to be paid or held by the Collateral Agent with respect to each of Sections 15(a)(2), 15(a)(3) and 15(a)(4) (each, a "LEVEL") equal to (x) the Ratio multiplied by (y) the sum of (A) the proceeds of any sale or other disposition of Collateral that are, in fact, being applied by the Collateral Agent to amounts owed under the Credit Agreements at the applicable Level, plus
(B) the proceeds of such Collateral proposed to be held by the Collateral Agent pursuant to Section 15(b) to cover the Contingent Secured Obligations relating to the Credit Agreements at such Level in accordance with Section 15(b). Notwithstanding the foregoing, if the amount to be applied to the Secured Bond Obligations at any Level would be greater if the Ratio were calculated by reference to a Secured Obligation (other than the principal under the Credit Agreements) that constitutes "Funded Debt" under any Indenture, such Secured Obligation shall be used in order to determine the amount to be applied to the Secured Bond Obligations at such Level. Section 15 of this Agreement (including this Section 15(c)) is intended to comply with the equal and ratable negative pledge provisions of the Indentures and shall be construed to give effect to such intention. The Collateral Agent shall be obligated to offer to pay to the relevant Indenture Trustee any portion of the Determined Amounts that are, in fact, due and payable at such time as such Determined Amounts are calculated, and the Collateral Agent shall deposit any remaining portion of such Determined Amounts and any amounts not accepted by the relevant Indenture Trustee in a segregated account solely for the benefit of the holders of the relevant Secured Bond Obligation (and all amounts on deposit in such account shall be invested in Liquid Investments).

         (d) In making the payments and allocations required by this Section 15, the Collateral Agent may rely upon information supplied to it pursuant to
Section 19(f). All distributions made by the Collateral Agent pursuant to this
Section 15 shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

         SECTION 16. Fees and Expenses. Each Lien Grantor will forthwith upon demand pay to the Collateral Agent: (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon; (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur (except (x) so long as no Specified Event of Default shall have occurred and be continuing, any filing fees with respect to Intellectual Property Filings other than with respect to Material Recordable Intellectual Property and (y) Intellectual Property Filings with respect to Trademarks which are not Material Recordable Intellectual Property) in connection with (x) the administration or enforcement of the Security Documents, including such reasonable out-of-pocket expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien,
(y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents; (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement and (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and out-of-pocket expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents (except (x) so long as no Specified Event of Default shall have occurred and be continuing, any filing fees with respect to or arising in connection with Intellectual Property Filings other than with respect to Material Recordable Intellectual Property and (y) Intellectual Property Filings with respect to Trademarks which are not Material Recordable Intellectual Property), except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 18 and 19). Any such amount not paid to the Collateral Agent as soon as practicable will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the highest rate applicable to the base rate loans under the Credit Agreements. If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Lien Grantors will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

         SECTION 17. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at NNI's expense, to the extent permitted by law to exercise, at any time and from time to time while (x) an Event of Default with respect to Illiquid Collateral and
(y) a Specified Event of Default with respect to Liquid Collateral shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof; and

                  (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC
Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

         SECTION 18. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee selected by it in good faith or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

         SECTION 19. General Provisions Concerning the Collateral Agent. (a) Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

         (b) Rights and Powers as a Secured Party. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with any NNL Company as if it were not the Collateral Agent hereunder.

         (c) Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing,
(a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Required Secured Banks (or such other number or percentage of the Banks as shall be necessary under the relevant circumstances) and (c) except as expressly set forth in the Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any NNL Company that is communicated to or obtained by the bank serving as Collateral Agent or any of its affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Requisite Lenders or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents, in either case absent its own gross negligence or willful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by any Lien Grantor or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document,
(ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith other than by it, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in any Security Document.

         (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for any NNL Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert. The Collateral Agent may rely conclusively on advice from the applicable Indenture Trustee as to whether at any time the maturity of any Bonds has been accelerated.

         (e) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it in good faith. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its directors, officers, employees and agents (the "RELATED PARTIES"). The exculpatory provisions of Section 18 and this Section 19 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

         (f) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Banks, their Secured Obligations and actions taken by them, (ii) the relevant Indenture Trustee for information as to the Secured Obligations outstanding under any Indenture and actions taken by the holders thereof, (iii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iv) NNI, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

         (g) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

         (h) Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection 19(h), the Collateral Agent may resign at any time by notifying the Banks and NNI. Upon any such resignation, the Required Secured Banks shall have the right to appoint a successor Collateral Agent reasonably acceptable to NNI. If no successor shall have been so appointed by the Required Secured Banks and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent reasonably acceptable to NNI, which shall be a bank with an office in New York, New York, or an affiliate of any such bank. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by NNI to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by NNI and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section 19 and
Section 18 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

         SECTION 20. Termination of Transaction Liens; Release of Collateral.
(a) The Transaction Liens granted by each Lien Grantor shall terminate on the earlier of (i) any Investment Grade Date and (ii) the Bank Termination Date.

         (b) Concurrently with any sale, exchange, assignment, lease or other disposition by any Lien Grantor (except a lease or a sale, exchange, assignment or other disposition to another Lien Grantor whose "Secured Obligations" hereunder include "Secured Obligations" of the Lien Grantor effecting such sale or other disposition) of the Collateral permitted by the Credit Agreements and not expressly prohibited by this Agreement, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party.

         (c) Upon any Collateral of any Lien Grantor becoming Transferred Receivables or Related Transferred Rights, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral becoming Transferred Receivables or Related Transferred Rights is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing. The Collateral Agent shall be fully protected in relying on a certificate of the relevant Lien Grantor stating that any Collateral qualifies as Transferred Receivables or Related Transferred Rights.

         (d) Upon any Collateral of any Lien Grantor consisting of cash, cash equivalents or Permitted Investments becoming the subject of a hedging transaction permitted under the terms of the Credit Agreements, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral becoming the subject of a hedging transaction is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing.

         (e) Upon any Collateral of any Lien Grantor consisting of Investment Property subject to a put/call arrangement permitted by the terms of the Credit Agreements being transferred to any person other than another Lien Grantor as a result of the exercise of such put/call arrangement, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that, if the transaction pursuant to which such Collateral being so transferred is an Asset Sale referred to in Section 5.13(g) of either 2001 364-Day Agreement, no Specified Event of Default shall have occurred and be continuing.

         (f) In addition to the foregoing, at any time before the Transaction Liens terminate, the Collateral Agent may (i) release any Collateral (but not all or any substantial part of the Total Collateral) with the prior written consent of the Required Secured Banks, (ii) release all or any substantial part of the Total Collateral with the prior written consent of all the Banks under the 2001 364-Day

Agreements or (iii) amend this Agreement so that the Secured Obligations of any Lien Grantor excludes the obligations of such Lien Grantor under any Credit Agreement with the prior written consent of all Banks party to such Credit Agreement.

         (g) Upon any termination of a Transaction Lien or release of Collateral, or change in the Secured Obligations of any Lien Grantor, the Collateral Agent will, promptly, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, or change in the Secured Obligations, as the case may be, and shall deliver to such Lien Grantor any documents or instruments, including without limitation stock certificates, evidencing any Collateral no longer subject to any Transaction Liens.

         SECTION 21. Additional Lien Grantors. Any Person may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Person shall become a "Lien Grantor" as defined herein. Any NNI Subsidiary that is a U.S. Subsidiary shall be required to become a "Lien Grantor" hereunder only if required by the provisions of any of the Credit Agreements.

         SECTION 22. Additional Secured Obligations. (a) NNI, NNL and NNFI may from time to time designate its obligations under any Hedging Agreement (a "DESIGNATED HEDGING AGREEMENT") as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such Hedging Agreement, specifying the name and address of the other party thereto, the notional principal amount thereof and the expiration date thereof and (ii) states that NNI's, NNL's or NNFI's obligations, as applicable, thereunder are designated as Secured Obligations for purposes hereof.

         (b) NNI, NNL and any other Lien Grantor may from time to time designate any indebtedness constituting a Capital Markets Event ("DESIGNATED CAPITAL MARKETS DEBT") as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such indebtedness and the material terms thereof and (ii) states that the obligations thereunder are designated as Secured Obligations for purposes hereof; provided that no such designation shall be effective unless and until, and solely to the extent that, the commitments under the Credit Agreements shall have been reduced and the loans outstanding thereunder shall have been repaid, in each case to the extent required by the terms of the Credit Agreements as a result of such Capital Markets Event.

         (c) Any Lien Grantor that is a Material Subsidiary of NNI or NNL may from time to time designate any indebtedness for borrowed money (other than indebtedness constituting a Capital Markets Event) owed by any Material Subsidiary of NNI or NNL to any Bank or any wholly-owned subsidiary of any Bank or any other financial institution and outstanding on December 20, 2001 or incurred pursuant to a commitment to extend credit in effect on such date or any extensions, renewals, replacements and refinancings thereof ("DESIGNATED BANK DEBT") as an additional Secured Obligation for purposes hereof by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such indebtedness and the material terms thereof and (ii) states that such Lien Grantor's obligations thereunder are designated as Secured Obligations for purposes hereof; provided that the aggregate amount of indebtedness (without duplication) designated as "Designated Bank Debt" under this Agreement and any other security or guarantee document entered into by NNL, NNI and their respective Material Subsidiaries for the benefit of the Secured Parties will not exceed $300,000,000 in aggregate principal amount.

         SECTION 23. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when hand delivered or sent by courier to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

                  (a) in the case of any Lien Grantor listed on the signature pages hereof:

                                    C/O Nortel Networks Limited
                                    8200 Dixie Road, Suite 100
                                    MS: 036/NO/230
                                    Brampton, On L6T 5P6
                                    Attention: Corporate Secretary
                                    Facsimile: 905-863-8386

                  (b) in the case of any other Lien Grantor, its address, facsimile number or e-mail address set forth in its first Security Agreement Supplement;

                  (c) in the case of the Collateral Agent:

                                    JP Morgan Chase Bank
                                    270 Park Avenue

                                    New York, NY 10017
                                    Attention: Gloria Javier
                                    Facsimile: 212-552-5700
                                    E-mail: gloria.javier@jpmorgan.com


                  (d) in the case of any other Secured Party, to the Collateral Agent to be forwarded to such Secured Party at its address or facsimile number or e-mail address, if any, specified in or pursuant to the relevant Secured Agreement.

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section 23 by giving notice of such change to the Collateral Agent and the Lien Grantors in the manner specified above.

         SECTION 24. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         SECTION 25. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred in accordance with the transfer provisions applicable thereto, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

         SECTION 26. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of the Required Secured Banks; provided that (x) any such agreement that effects a release of any Collateral or amends the definition of Secured Obligations shall be made in accordance with 20(f). No such waiver, amendment or modification shall affect the rights of a Secured Party (other than a Bank) hereunder more adversely than it affects the comparable rights of the Bank hereunder, without the consent of such Secured Party.

         SECTION 27. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law.

         SECTION 28. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 29. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and
(ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   NORTEL NETWORKS INC.


                                   By: __________________________________
                                       Name:
                                       Title:


                                   NORTEL NETWORKS LIMITED


                                   By: __________________________________
                                       Name:
                                       Title:

                                   JPMORGAN CHASE BANK,
                                           as Collateral Agent


                                   By: __________________________________
                                       Name:
                                       Title:


                          SUBSIDIARY LIEN GRANTORS:

                                   NORTEL NETWORKS HPOCS INC.


                                   By: __________________________________
                                       Name:
                                       Title:



                                   NORTEL NETWORKS OPTICAL
                                           COMPONENTS INC.

                                   By: __________________________________
                                       Name:
                                       Title:


                                   NORTEL NETWORKS U.S. FINANCE INC.


                                   By: __________________________________
                                       Name:
                                       Title:


                                   NORTEL NETWORKS CAPITAL
                                       CORPORATION


                                   By: __________________________________
                                       Name:
                                       Title:


                                   QTERA CORPORATION


                                   By: __________________________________
                                       Name:
                                       Title:


                                   NORTEL GOVERNMENT SERVICES INC.


                                   By: __________________________________
                                       Name:
                                       Title:






                                   NORTHERN TELECOM
                                        INTERNATIONAL INC.

                                   By: __________________________________
                                       Name:
                                       Title:


                                   NORTEL NETWORKS (CALA) INC.


                                   By: __________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1


                EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                             OWNED BY LIEN GRANTORS
                             (AS OF THE DATE HEREOF)


                                            JURISDICTION
                                                 OF               OWNER OF             PERCENTAGE        NUMBER OF
ISSUER                                      ORGANIZATION     EQUITY INTEREST             OWNED        SHARES OR UNITS
------                                      ------------     ---------------             -----        ---------------
Nortel Government Services Inc.             Delaware         Nortel Networks Inc.        100.00              1
Nortel Networks (CALA) Inc.                 Florida          Nortel Networks Inc.        100.00           50,000
Nortel Networks Capital Corporation         Delaware         Nortel Networks Inc.        100.00              1
Northern Telecom International Inc.         Delaware         Nortel Networks Inc.        100.00             100
Qtera Corporation                           Delaware         Nortel Networks Inc.        100.00         22,422,253
                                                                                                        Common Stock
                                                                                                       and 1 Series A
                                                                                                      Preferred Stock
Nortel Networks Optical Components  Inc.    Delaware         Nortel Networks Inc.         99.00      106,383,498 Class
                                                                                                       B Common Stock
Nortel Networks HPOCS Inc. (f/k/a NN        Delaware         Nortel Networks             100.00           31,516
Optical Components Inc.)                                     Optical Components Inc.


                                     S-1-1

                                                                      SCHEDULE 2

                               INVESTMENT PROPERTY
          (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES)
                             OWNED BY LIEN GRANTORS
                             (AS OF THE DATE HEREOF)

                              PART 1 - SECURITIES
                           A. CERTIFICATED SECURITIES


                                  JURISDICTION
                                      OF                                        AMOUNT
ISSUER                            ORGANIZATION      OWNER OF SECURITIES          OWNED     TYPE OF SECURITY
------                            ------------      -------------------          -----     ----------------
Concur Technologies, Inc.         Washington        Nortel Networks Inc.                   Publicly Traded Stock
FiberNet Telecom Group, Inc.      Delaware          Nortel Networks Inc.                   Publicly Traded Stock
Net2000 Communications, Inc.      Delaware          Nortel Networks Inc.                   Publicly Traded Stock
Talarian Corporation              California        Nortel Networks Inc.                   Publicly Traded Stock
Metromedia Fiber Networks Inc.    Delaware          Nortel Networks Inc.                   Publicly Traded Stock
Infospace Inc.                    Delaware          Nortel Networks Limited                Publicly Traded Stock
Philip Securities Corp.           Delaware          Nortel Networks Limited                Publicly Traded Stock


                       B. UNCERTIFICATED SECURITIES


ISSUER                             OWNER                       TYPE OF SECURITY
------                             -----                       ----------------
Citigroup Asset Management.        Nortel Networks Inc         Mutual Fund (A/c 104132)
JP Morgan Funds                    Nortel Networks Inc.        Mutual Fund (a/c 5015021)

                          PART 2 - SECURITIES ACCOUNTS


The Lien Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:


                                    SECURITIES
        OWNER                      INTERMEDIARY               ACCOUNT NUMBER
        -----                      ------------               --------------
Nortel Networks Inc.       Bank One                            155-5107520
Nortel Networks Inc.       Fleet Global Capital Markets         042486332
Nortel Networks Inc.       Goldman Sachs                       12071090050
Nortel Networks Inc.       JP Morgan                             30559371
Nortel Networks Inc.       Lehman Brothers                       83545364


                                     S-2-1

                           PART 3 - COMMODITY ACCOUNTS

The Lien Grantors are Commodity Customers with respect to the following Commodity Accounts:

                     COMMODITY
OWNER               INTERMEDIARY             ACCOUNT NUMBER
-----               ------------             --------------
                       NONE


                                     S-2-2

                                                                      SCHEDULE 3


                            DESCRIPTION OF COLLATERAL


All Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property), Instruments, Inventory, Investment Property, Letter-of-Credit Rights, all Material Commercial Tort Claims with respect to which such Lien Grantor is the claimant arising out of Material Recordable Intellectual Property, books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of its Collateral, such Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Agent, and all Proceeds thereof.

The following property shall be excluded from the foregoing security interests:
(A) any Equity Interests held by any Lien Grantor in any Subsidiary that is not a U.S. Subsidiary, (B) Equity Interests held by such Lien Grantor in any Subsidiary that is not a Material Subsidiary, (C) Equipment leased by any Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment,
(D) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in favor of a third party (other than any NNL Company) or would result in an enforceable right to declare a default or an enforceable right to terminate or annul unless and until all required consents shall have been obtained, it being understood that no Lien Grantor is obliged to obtain such consent, (E) any Equity Interests in or any debt of any Person (other than a Material Subsidiary) if the grant of a security interest therein would constitute a violation of any shareholder agreement or other agreement with respect to such Equity Interests or debt among such Lien Grantors and any other holders of Equity Interests or debt of such Person, (F) any assets of such Lien Grantor that constitute Transferred Receivables and Related Transferred Rights on the date on which such Lien Grantor becomes a party to this Agreement, (G) Letter-of-Credit Rights for which the jurisdiction whose laws govern the liability of the Issuer or Nominated Person with respect thereto is not a jurisdiction in the United States, (H) Deposit Accounts for which the relevant Depository Bank's jurisdiction is not in the United States, (I) with respect to NNL only, any asset of NNL which is not located in the United States or any State thereof, it being understood that accounts receivable and rights constituting General Intangibles (other than Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office) are not located in the United States or any State thereof for the purpose of this clause (I), (J) with respect to any Lien Grantor other than NNL, any asset of such Lien Grantor which is not


                                     S-2-3
located in the United States or any State thereof, it being understood that accounts receivable and rights constituting General Intangibles (including Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office) are located in the United States or any State thereof for the purpose of this clause (J), (K) any Equity Interest held by NNL in NNI and any Equity Interest held by NNI in NNFI, Arris Group, Inc. and Elastic Networks Inc. and (L) any Equity Interest held by NNI in NNTC, but only so long as an NNTC Agreement is in full force and effect.


DEFINITIONS

As used herein, each of the following terms has the meaning specified in the
UCC:

Term                                                     UCC
----                                                     ---
Account                                                  9-102
Authenticate                                             9-102
Certificated Security                                    8-102
Chattel Paper                                            9-102
Commercial Tort Claim                                    9-102
Commodity Account                                        9-102
Commodity Contract                                       9-102
Commodity Customer                                       9-102
Commodity Intermediary                                   9-102
Deposit Account                                          9-102
Document                                                 9-102
Electronic Chattel Paper                                 9-102
Entitlement Holder                                       8-102
Entitlement Order                                        8-102
Equipment                                                9-102
Financial Asset                                          8-102 & 103
General Intangibles                                      9-102
Instrument                                               9-102
Inventory                                                9-102
Investment Property                                      9-102
Issuer                                                   5-102
Letter-of-Credit Right                                   9-102
Payment Intangible                                       9-102
Record                                                   9-102
Securities Account                                       8-501
Securities Intermediary                                  8-102
Security                                                 8-102 & 103
Security Entitlement                                     8-102
Supporting Obligations                                   9-102
Tangible Chattel Paper                                   9-102


                                     S-2-4

Uncertificated Security                                  8-102

         The following additional terms, as used herein, have the following meanings:

        "BANK TERMINATION DATE" means the first date on which all of the following conditions are satisfied: (i) all commitments to extend credit under any Credit Agreement shall have expired or been terminated, (ii) all Non-Contingent Secured Obligations arising under any of the Credit Agreements shall have been paid in full, and (iii) no Contingent Secured Obligation shall remain outstanding under any of the Credit Agreements, other than any indemnity claims that have not been asserted on or prior to such date.

        "BANKS" means the "Banks" under each of the Credit Agreements.

        "BONDS" means, collectively, the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

        "CAPITAL MARKETS EVENT" has the meaning set forth in either 2001 364-Day Agreement.

        "CASH COLLATERAL ACCOUNTS" has the meaning specified in Section 9(a).

        "CASH DISTRIBUTIONS" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral, and all condemnation and insurance proceeds received with respect to Real Property Collateral.

          "COLLATERAL" means all property, except for Real Property Collateral, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement, the Security Agreement Supplements, the Deposit Control Agreements, the Issuer Control Agreements, the Security Account Control Agreements, the Intellectual Property Security Agreements and all other documents required to be delivered under any of the foregoing. When used with respect to a specific Lien Grantor, the term "Collateral" means any of the foregoing Collateral in which such a Lien is granted or is purported to be granted (other than Real Property Collateral).

        "COLLATERAL ACCOUNTS" means the Cash Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.

        "COLLATERAL AGENT" means JPMorgan Case Bank, in its capacity as Collateral Agent under this Agreement and the other Security Documents, and its successors in such capacity.


                                     S-2-5

         "COLLATERAL PERIOD" means any period from and including the first day when the Debt Rating is lower than BBB- by S&P or Baa3 by Moody's to but excluding the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "COMMODITY ACCOUNT CONTROL AGREEMENT" means, with respect to any Commodity Account as to which a Lien Grantor is the Commodity Customer, an agreement by such Lien Grantor, the Collateral Agent and the relevant Commodity Intermediary that the Commodity Intermediary will apply any value distributed on account of the Commodity Contracts carried in such Commodity Account as directed by the Collateral Agent without further consent by such Lien Grantor. Each such agreement must be reasonably satisfactory in form and substance to the Collateral Agent.

         "CONTINGENT SECURED OBLIGATION" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is: (i) an obligation under a Designated Hedging Agreement to make payments that cannot be quantified at such time, (ii) any other obligation (including any guarantee) that is contingent in nature at such time or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

         "CONTROL" has the following meanings: (i) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106,
(ii) when used with respect to any Deposit Account, the meaning specified in UCC
Section 9-104, (iii) when used with respect to any Commodity Account or Commodity Contract, the meaning specified in UCC Section 9-106(b) and (iv) when used with respect to any right to payment or performance by the issuer or a Nominated Person in respect of a letter of credit, the meaning specified in UCC
Section 9-107.

         "CONTROLLED COMMODITY ACCOUNT" means a Commodity Account as to which
(i) a Lien Grantor is the Commodity Customer and (ii) a Commodity Account Control Agreement is in effect.

         "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

         "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Collateral Agent and such Securities Intermediary.


                                     S-2-6

         "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

         "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "CREDIT AGREEMENTS" means the NNI Credit Agreements and the NNL Credit Agreements.

         "DEBT RATING" means any rating by Moody's or S&P with respect to the senior unsecured non-credit enhanced long-term debt of NNL.

         "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Lien Grantor, an agreement among such Lien Grantor, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

         "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

         "DESIGNATED BANK DEBT" has the meaning specified in Section 22(c).


                                     S-2-7

         "DESIGNATED CAPITAL MARKETS DEBT" has the meaning specified in Section 22(b).

         "DESIGNATED HEDGING AGREEMENT" has the meaning specified in Section 22(a).

         "DRAWDOWN DATE" means any date during any Collateral Period on which an extension of credit is made under either 2001 364-Day Agreement.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

         "EVENT OF DEFAULT" means an "Event of Default" under any Credit Agreement.

         "GUARANTEE" means the guarantee under Section 2 hereof.

         "GUARANTEED OBLIGATIONS" means (i) with respect to NNI, the NNL Bank Obligations, the NNL Bond Obligations, the NNL Hedging Obligations, the NNFI Hedging Obligations and any Designated Capital Markets Debt (ii) with respect to NNFI, the NNI Bank Obligations, the NNL Bond Obligations, the NNL Bank Obligations, the NNI Hedging Obligations, the NNL Hedging Obligations and any Designated Capital Markets Debt.

         "GUARANTOR" means either of NNI or NNFI, as the context may require, and "GUARANTORS" means both of them.

         "HEDGING AGREEMENT" means (i) any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement and (ii) any hedging agreement in respect of common stock entered into in order to hedge exposure under stock option plans or other benefit plans for employees, directors or consultants of NNL and its Subsidiaries, but in each case only if such agreement or arrangement is entered into with a Bank or an affiliate thereof.

         "ILLIQUID COLLATERAL" means Collateral other than the Liquid
Collateral.

         "INDENTURE TRUSTEES" means (i) The Toronto-Dominion Bank Trust Company, as trustee under the 1988 Indenture, (ii) The Bank of New York, as


                                     S-2-8
trustee under the 1996 Indenture, (iii) Citibank, N.A., as trustee under the 2000 Indenture, and (iv) Bankers Trust Company, as trustee under the 2001 Indenture and their respective successors in such capacity.

         "INDENTURES" means, collectively, the 1988 Indenture, the 1996 Indenture the 2000 Indenture and the 2001 Indenture.

         "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights under the laws of the United States and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

         "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent or Trademark, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form and (ii) with respect to any Copyright, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Material Recordable Intellectual Property.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

         "INVESTMENT GRADE DATE" means the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

         "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Collateral Agent shall have reasonably approved).

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LIEN GRANTORS" means NNL, NNI and the Subsidiary Lien Grantors.

         "LIQUID COLLATERAL" means (a) Pledged Accounts, (b) Pledged Chattel Paper, (c) Pledged Instruments, (d) the Cash Collateral Accounts, (e) the Controlled Deposit Accounts, (f) the Controlled Securities Accounts, (g) the

                                      S-2-9

Pledged Intellectual Property and (h) any Uncertificated Security evidencing money market funds.

         "LIQUID INVESTMENT" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

         "LOAN DOCUMENTS" means the Credit Agreements (including the notes thereunder) and the Security Documents.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "MATERIAL COMMERCIAL TORT CLAIM" means any Commercial Tort Claim in excess of $10,000,000.

         "MATERIAL GOVERNMENT CONTRACT" means a contract, between a Lien Grantor and either (i) the federal government of the United States or any agency or instrumentality thereof or (ii) a state or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding (x) for the purpose of the first sentence of Section 4(n), $50,000,000 and (y) for the purpose of the second sentence of Section 4(n), $10,000,000.

         "MATERIAL INTELLECTUAL PROPERTY" means, with respect to any Lien Grantor, any Intellectual Property that is material to the business of the NNL Companies taken as a whole, as such business is presently conducted or proposed to be conducted.

         "MATERIAL RECORDABLE INTELLECTUAL PROPERTY" means the Recordable Intellectual Property notified in writing from time to time to the Collateral Agent by any of the Lien Grantors in accordance with the provisions hereof.

         "MATERIAL SUBSIDIARY" has the meaning set forth in the 2001 NNL 364-Day Agreement.

         "MOODY'S" means Moody's Investors Service, Inc.

         "1988 INDENTURE" means the Indenture dated as of November 30, 1988 among Northern Telecom Limited, and its successors, the subsidiary guarantors party thereto and The Toronto-Dominion Bank Trust Company as trustee, as amended from time to time.


                                     S-2-10

         "1996 INDENTURE" means the Indenture dated as of February 15, 1996 among Northern Telecom Limited, and its successors, the subsidiary guarantors party thereto and The Bank of New York as trustee, as amended from time to time.

         "NNC" means Nortel Networks Corporation, a Canadian corporation, and its successors.

         "NNFI" means Nortel Networks U.S. Finance Inc.

         "NNFI HEDGING OBLIGATIONS" means (i) all obligations of NNFI under any Designated Hedging Agreement and (ii) any renewals and extensions thereof.

         "NNFI SECURED OBLIGATIONS" means (i) all obligations of NNFI under
Section 2 of this Agreement, (ii) the NNFI Hedging Obligations and (iii) any Designated Bank Debt.

         "NNI BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNI Credit Agreement, (ii) all other amounts payable by NNI under any NNI Credit Agreement, (iii) all obligations of NNI under Section 2 of this Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNI CREDIT AGREEMENTS" means the 2000 NNI 364-Day Agreement, the 2000 NNI 5-Year Agreement and the 2001 NNI 364-Day Agreement.

         "NNI HEDGING OBLIGATIONS" means (i) all obligations of NNI under any Designated Hedging Agreement and (ii) any renewals or extensions thereof.

         "NNI SECURED OBLIGATIONS" means (i) the NNI Bank Obligations, (ii) the NNI Hedging Obligations and (iii) any Designated Bank Debt.

         "NNI SUBSIDIARY" means any Subsidiary of NNI.

         "NNL BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, any NNL Credit Agreement, (ii) all other amounts payable by NNL under any NNL Credit Agreement, (iii) all obligations of NNL under Article 9 of each NNI Credit Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNL BOND OBLIGATIONS" means all principal of and interest (including, without limitation, any Post-Petition Interest) on and other amounts under the 2002 Notes, the 2003 Notes, the 2006 Notes, the 2006 NNCC Notes, the 2008 Notes, the 2023 Notes and the 2026 Notes.

                                     S-2-11

         "NNL COMPANIES" means, collectively, NNL, any of its Subsidiaries (including without limitation NNI and any NNI Subsidiaries) and their respective affiliates.

         "NNL CREDIT AGREEMENTS" means the 2000 NNL 364-Day Agreement, the 2000 NNL 5-Year Agreement and the 2001 NNL 364-Day Agreement.

         "NNL HEDGING OBLIGATIONS" means (i) all obligations of NNL under any Designated Hedging Agreement and (ii) any renewals or extensions thereof.

         "NNL SECURED OBLIGATIONS" means (i) the NNL Bank Obligations, (ii) the NNL Bond Obligations, (iii) the NNL Hedging Obligations, (iv) the NNI Hedging Obligations, (v) the NNFI Hedging Obligations, (vi) any Designated Capital Markets Debt and (vii) any Designated Bank Debt.

         "NNL SUBSIDIARY" means any Subsidiary of NNL other than NNI or any Subsidiary of NNI.

         "NNTC" means Nortel Networks Trading Corporation.

         "NNTC AGREEMENT" means either (i) a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which NNI pledges all its Equity Interests in NNTC or (ii) a guarantee in form and substance reasonably satisfactory to the Collateral Agent pursuant to which NNTC shall have guaranteed the obligations of NNI under the Loan Documents.

         "NOMINATED PERSON" means a Person whom the issuer of a letter of credit
(i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

         "NON-CONTINGENT SECURED OBLIGATION" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

         "NTL" means Northern Telecom Limited, a Canadian corporation.

         "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.


                                     S-2-12

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

         "PATENTS" means (i) all letters patent and design letters patent issued by the United States or any other country and all applications for letters patent or design letters patent pending before the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Lien Grantor.

         "PERMITTED INVESTMENTS" means investments in:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada, as the case may be), in each case maturing within one year from the date of acquisition thereof;

         (b) commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody's or Dominion Bond Rating Services Limited;

         (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed

                                     S-2-13
by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof or Canada which has a combined capital and surplus and undivided profits of at least $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

          (e) any other investments made in compliance with Corporate Procedure No. 303.30 of NNC with respect to cash investments and safe custody arrangements, substantially as in effect on the Amendment No. 2 Effective Date (as defined in the 2001 NNL 364-Day Agreement).

          "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to each Credit Agreement.

          "PERMITTED RECEIVABLES FINANCING" means, with respect to any Lien Grantor, any receivables securitization or financing permitted pursuant to the terms of the Credit Agreements to which such Lien Grantor is a party or by which it is bound.

          "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time pursuant to the terms of this Agreement. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

          "POST-PETITION INTEREST" means, with respect to any obligation of any Person, any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Person (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

          "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any

                                     S-2-14

Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

         "RATIO" means, with respect to any Secured Bond Obligation, at any time, the ratio of (i) the principal amount of such Secured Bond Obligation to
(ii) the principal amount outstanding under the Credit Agreements at such time.

         "REAL PROPERTY COLLATERAL" means all real property (including leasehold interests in real property).

         "RECORDABLE INTELLECTUAL PROPERTY" means (i) Patents (other than Patents described in clauses (iii) and (iv) of the definition thereof) registered with the United States Patent and Trademark Office, (ii) Trademarks (other than Trademarks described in clauses (v) and (vi) of the definition thereof) registered with the United States Patent and Trademark Office and (iii) Copyrights (other than Copyrights described in clauses (iii) and (iv) of the definition thereof) registered with the United States Copyright Office and all rights in or under any of the foregoing.

         "RELATED TRANSFERRED RIGHTS" means (i) Transferred Receivables, (ii) rights to payment and collections in respect of such Transferred Receivables,
(iii) security interests or Liens and property subject thereto purporting to secure or guarantee payment of such Transferred Receivables, (iv) guarantees, letters of credit, acceptances, insurance and other arrangements from time to time supporting or securing payment of such Transferred Receivables, (v) all invoices, documents, books, records and other information with respect to such Transferred Receivables or the obligors thereon, (vi) with respect to any such Transferred Receivables, the transferee's interest in the product (including returned product), the sale of which by such transferee gave rise to such Transferred Receivables and (vii) all Proceeds of the items described in the foregoing clauses.

         "REQUIRED SECURED BANKS" means, at any time, Banks having at least 51% of the aggregate amount, without duplication, of (i) the "Commitments" under each of the 2001 364-Day Agreements and (ii) the aggregate unpaid principal amount of the "Loans" under each of the 2001 364-Day Agreements.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURED AGREEMENT", when used with respect to any Secured Obligation of any Lien Grantor, refers collectively to each instrument, agreement or other document that sets forth obligations of such Lien Grantor and/or rights of the holder with respect to such Secured Obligation.


                                     S-2-15

         "SECURED BOND OBLIGATIONS" means, at any date, the NNL Bond Obligations and any Designated Capital Markets Debt containing provisions requiring that such Designated Capital Markets Debt be equally and ratably secured at such date with the debt under the Credit Agreements.

         "SECURED OBLIGATIONS" means (i) with respect to NNL, the NNL Secured Obligations, (ii) with respect to NNI, the NNI Secured Obligations, (iii) with respect to NNFI, the NNFI Secured Obligations and (iv) with respect to each Subsidiary Lien Grantor other than NNFI, the NNI Bank Obligations, the NNI Hedging Obligations, the NNL Bond Obligations, the NNL Bank Obligations, the NNL Hedging Obligations, the NNFI Hedging Obligations, any Designated Capital Markets Debt and any Designated Bank Debt.

         "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

         "SECURITIES ACCOUNT CONTROL AGREEMENT" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Collateral Agent shall have reasonably approved) among the relevant Securities Intermediary, the relevant Lien Grantor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

         "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to
Section 21 and/or adding additional property to the Collateral.


         "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements, the Commodity Account Control Agreements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to any NNL Credit Agreement or NNI Credit Agreement (other than any such agreement or instrument with respect to Real Property).

         "SPECIFIED EVENT OF DEFAULT" means an event described in Section 6.01(a), (f) or (g) of the Credit Agreements, or any Event of Default caused by a breach of any financial or debt covenant contained in either 2001 364-Day Agreement.

                                     S-2-16

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "SUBSIDIARY LIEN GRANTORS" means each Subsidiary of NNI or NNL listed on the signature pages hereof under the caption "Subsidiary Lien Grantors" and each Subsidiary of NNI or NNL that shall, at any time after the date hereof, become a "Subsidiary Lien Grantor" pursuant to Section 21, in each case if such Subsidiary is a U.S. Subsidiary and is not listed on Annex B to the 2001 364-Day Agreements.

         "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

         "TOTAL COLLATERAL" means the "Collateral" as defined in the 2001 364-Day Agreements (assuming, for this purpose, that Collateral includes all "Foreign Subsidiary Guarantees" as defined in the 2001 364-Day Agreements, in effect at any time of determination).

         "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark.

         "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.


                                     S-2-17

         "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

         "TRANSFERRED RECEIVABLES" means any receivables that have been sold, pledged, contributed or otherwise transferred in connection with a Permitted Receivables Financing.

         "2000 INDENTURE" means the Indenture dated as of December 15, 2000 among NNL, Nortel Networks Capital Corporation and Citibank, N.A. as trustee, as amended from time to time.

         "2001 INDENTURE" means the Indenture dated as of August 15, 2001 among NNC, NNL as guarantor and The Bankers Trust Company, as trustee, as amended from time to time.

         "2002 NOTES" means the 6-7/8% Notes due 2002 issued by NTL pursuant to the 1988 Indenture.

         "2003 NOTES" means the 6% Notes due 2003 issued by NTL pursuant to the 1988 Indenture.

         "2008 NOTES" means the 4.25% Convertible Senior Notes due 2008 issued by NNC and guaranteed by NNL pursuant to the 2001 Indenture.

         "2006 NOTES" means the 6.125% Notes due 2006 issued by NNL pursuant to the 2000 Indenture.

         "2006 NNCC NOTES" means the 7.40% Notes due 2006 issued by NTL pursuant to the 1996 Indenture.

         "2023 NOTES" means the 6-7/8% Notes due 2023 issued by NTL pursuant to the 1988 Indenture.

         "2026 NOTES" means the 7.875% Notes due 2026 issued by Northern Telecom Capital Corporation and guaranteed by NTL pursuant to the 1996 Indenture.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                                     S-2-18

         "U.S. SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of the United States or any state thereof.


                                     S-2-19

                                    EXHIBIT A

                              TO SECURITY AGREEMENT


                          SECURITY AGREEMENT SUPPLEMENT



         SECURITY AGREEMENT SUPPLEMENT dated as of [the date of execution if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following execution] between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and JPMORGAN CHASE BANK, as Collateral Agent.

         WHEREAS, Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent, are parties to a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT");

         WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Lien Grantor thereunder; and

         WHEREAS, terms defined in the Security Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (1). Grant of Transaction Liens. (a) In order to secure the Secured Obligations, the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties, effective on [the later of the date hereof (if such date occurs during a Collateral Period) and the first day of any Collateral Period following execution hereof] a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

         [describe property being added to the Collateral](1)

         The security interests granted by the Lien Grantor pursuant hereto shall terminate in accordance with Section 20 of the Security Agreement.

         (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (A) any Supporting Obligation that supports such payment or performance and (B) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

         (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         (2). Delivery of Collateral. On the date of execution hereof if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following execution hereof and on the first day of any subsequent Collateral Period, the Lien Grantor has complied with the provisions of Section 5 of the Security Agreement with respect to Chattel Paper and Instruments, and either Section 7 or Section 11(a) (as applicable) of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.

         (3). Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.(2)

         (4). Address of Lien Grantor. The address, facsimile number and e-mail address of the Lien Grantor for purposes of Section 23(b) of the Security Agreement are:

         [address, facsimile number and e-mail address of Lien Grantor]


----------------

         (1) If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xiv) of, and the proviso to, Section 3 of the Security Agreement may be appropriate.

         (2) Delete Sections 3 and 4 if the Lien Grantor is already a party to the Security Agreement.

         (5). Representations and Warranties.(3) (a) The Lien Grantor represents and warrants on [the date of execution hereof if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following execution hereof] and on each Drawdown Date, that on such date it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate or such other jurisdiction of which the Lien Grantor gives prior written notice to the Collateral Agent.

         (b) The Lien Grantor represents and warrants on [the date of execution hereof] that at such time it has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date of delivery thereof.

         (d) The Lien Grantor represents and warrants that on [the later of the date of execution hereof if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following the execution hereof] that execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby (i) are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official other than filings for perfection of Transaction Liens on the New Collateral or filings by the Lien Grantor with respect to copyrights and (iii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it except, with respect to (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse affect on the ability of the Lien Grantor to perform its obligations under this Security Agreement Supplement or the Security Agreement.

         (e) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and general principles of equity.

         (f) Each of the representations and warranties set forth in Sections 4 through 11 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the

-----------------

         (3) Modify as needed if the Lien Grantor is not a corporation.

corresponding Schedules to this Security Agreement Supplement [and] references to "Collateral" shall be deemed to refer to the New Collateral[, and the Collateral Period shall be deemed to have commenced on the date of execution hereof if such date occurs during a Collateral Period and otherwise on the first day of the first Collateral Period following execution hereof.


         (6). Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          [NAME OF LIEN GRANTOR]


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          JPMORGAN CHASE BANK, as Collateral
                                          Agent


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE 1
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT


                EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                            OWNED BY LIEN GRANTOR(4)

                                  JURISDICTION
                                         OF              PERCENTAGE        NUMBER OF
        ISSUER                     ORGANIZATION            OWNED          SHARES OR UNITS
----------------------------      -------------          ----------       ---------------



-----------------

  (4) To be used only for a new Lien Grantor

                                                                      SCHEDULE 2
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT


                             INVESTMENT PROPERTY(5)
          (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES)
                             OWNED BY LIEN GRANTOR


                               PART 1 - SECURITIES


                             JURISDICTION OF
    ISSUER                     ORGANIZATION        AMOUNT OWNED     TYPE OF SECURITY
---------------------------  ----------------      ------------     ----------------



                          PART 2 - SECURITIES ACCOUNTS

The Lien Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:(6)


          SECURITIES INTERMEDIARY                             ACCOUNT NUMBER
--------------------------------------------               -------------------


---------------

         (5) To be used only for a new Lien Grantor

         (6) If any such Securities Account holds material long-term investments and is not a trading account, more detailed information as to such investments could appropriately be required to be disclosed in this Schedule.

                           PART 3 - COMMODITY ACCOUNTS

The Lien Grantor is the Commodity Customer with respect to the following Commodity Accounts:


         COMMODITY INTERMEDIARY                               ACCOUNT NUMBER
--------------------------------------------               -------------------


                                                                      SCHEDULE 3
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT


                            MATERIAL COMMERCIAL TORT
                                   CLAIMS(7)

-----------------

(7) To be used if applicable

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT


                          COPYRIGHT SECURITY AGREEMENT

                            (COPYRIGHT REGISTRATIONS)

         WHEREAS, [name of Lien Grantor], a _____________ corporation(8) (herein referred to as the "LIEN GRANTOR") owns the Copyright Collateral (as defined below);

         WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Copyright Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                   (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration of which the Lien Grantor has provided the Collateral Agent written notice; and

                  (ii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and of which the Lien Grantor has provided the Collateral Agent written notice).

-----------------

         (8) Modify as needed if the Lien Grantor is not a corporation.

         The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of __________, ____.

                                           [NAME OF LIEN GRANTOR]


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:



Acknowledged:

JPMORGAN CHASE BANK,
as Collateral Agent


By:
   -------------------------
   Name:
   Title:

                                                                       EXHIBIT C
                                                           TO SECURITY AGREEMENT


                            PATENT SECURITY AGREEMENT

                         (PATENTS, PATENT APPLICATIONS)

         WHEREAS, [name of Lien Grantor], a _____________ corporation(1) (herein referred to as the "LIEN GRANTOR") owns the Patent Collateral (as defined below);

         WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Patent Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                   (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent of which the Lien Grantor has provided the Collateral Agent written notice; and

                  (ii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent of which the Lien Grantor has provided the Collateral Agent written notice).

---------------------

         (1) Modify as needed if the Lien Grantor is not a corporation.

         The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledge and affirm that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.

                                           [NAME OF LIEN GRANTOR]


                                          By:__________________________________
                                             Name:
                                             Title:
Acknowledged:

JPMORGAN CHASE BANK,
      as Collateral Agent


By:______________________________
   Name:
   Title:

                                                                       EXHIBIT D
                                                           TO SECURITY AGREEMENT


                          TRADEMARK SECURITY AGREEMENT

                       (TRADEMARK REGISTRATIONS, TRADEMARK
                                  APPLICATIONS)

         WHEREAS, [name of Lien Grantor], a _____________ corporation(2) (herein referred to as the "LIEN GRANTOR") owns the Trademark Collateral (as defined below);

         WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE"), and (ii) certain other Security Documents (including this Trademark Security Agreement), the Lien Grantor has secured certain obligations (the "SECURED OBLIGATIONS") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Trademark Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee, to secure the Secured Obligations, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                   (i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application of which the Lien Grantor has given the Collateral Agent written notice, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark; and

                  (ii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition

----------------------

          (2) Modify as needed if the Lien Grantor is not a corporation.

         with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark of which the Lien Grantor has given the Collateral Agent written notice).

         The Lien Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in the Grantee's name, from time to time, in the Grantee's discretion, so long as any Specified Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor and the Grantee acknowledges and affirms that the rights and remedies of the Grantee and the Lien Grantor with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, ____.

                                           [NAME OF LIEN GRANTOR]


                                          By:_________________________________
                                             Name:
                                             Title:

Acknowledged:

JPMORGAN CHASE BANK,
       as Collateral Agent


By:_______________________________
   Name:
   Title:

                                                                       EXHIBIT E
                                                           TO SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of [Name of Lien Grantor] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of [the first day of Collateral Period] among Nortel Networks Limited, Nortel Networks, Inc., each Subsidiary Party thereto and JPMORGAN CHASE BANK, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

         A. INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR FILINGS.

                1. Jurisdiction of Organization. The Lien Grantor is a [corporation] organized under the laws of ______________________.

                2. Name. The exact [corporate] name of the Lien Grantor as such name appears in its [certificate of incorporation] is as follows:

                3. Prior Names. (i) Set forth below is each other corporate name that the Lien Grantor has had within the past five years, together with the date of the relevant change:

                 (ii) Except as set forth below, the Lien Grantor has not changed its corporate structure in any way within the past five years(3).



         B. ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS UNDER OLD ARTICLE 9.

-------------------

         (3) Changes in corporate structure need only include mergers and consolidations, as well as any change in the Lien Grantor's form of organization from or to LLP, LLC or corporation. If any such change has occurred, please include the information required by Part A of this certificate (except that no response to paragraphs 3(a) or (b) is required with respect to any period during which any predecessor entity acquired by merger or consolidation was not an NNL Company) as to each constituent party to a merger or consolidation. Restrict to US Lien Grantors.

                1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

  MAILING ADDRESS                        COUNTY                     STATE
----------------------------------    ----------------        ----------------



The Lien Grantor [does] [does not] own or lease real property located in another county of the State listed above.

                (b) The following are all locations where there is real property owned or leased in the United States by the Lien Grantor:

  MAILING ADDRESS                        COUNTY                     STATE
----------------------------------    ----------------        ----------------




                (c) The following are all current locations in the United States not identified above where the Lien Grantor maintains any Inventory which is other than inventory in transit and or with third party logistics providers, on consignment, on loan, involved in the repair process, in third party marshalling and distribution centers, on customer premises, with contract manufacturers or component level providers or inventory that is not on the property at which a system house is located:

  MAILING ADDRESS                        COUNTY                     STATE
----------------------------------    ----------------        ----------------



                2. Prior Locations. Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to the chief executive office maintained by the Lien Grantor, or where any real property leased or owned in the United States by the Lien Grantor was located, at any time during the past four months:

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ____ January 15, 2002

                                               _______________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT F
                                                           TO SECURITY AGREEMENT

                          ISSUER CONTROL AGREEMENT


         ISSUER CONTROL AGREEMENT dated as of [first day of first Collateral Period] among _____________ (the "LIEN GRANTOR"), JPMORGAN CHASE BANK, as Collateral Agent (the "SECURED PARTY"), and _________ (the "ISSUER"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                                   WITNESSETH:

         WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "SECURITIES");

         WHEREAS, pursuant to a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

         WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

         SECTION 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

         SECTION 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of setoff that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

         SECTION 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation].

         SECTION 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

         SECTION 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

         SECTION 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

         SECTION 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

                  (i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer shall comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "NOTICE OF EXCLUSIVE CONTROL"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

                 (ii) Non-Cash Dividends and Distributions. After the Issuer receives a Notice of Exclusive Control, the Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

                 (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

                 (iv) Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

                 (v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

         SECTION 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

                 (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

                 (ii) The Issuer has not entered into, and until the termination of this Agreement will not without the consent of the Secured Party enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in
         Section 2 hereof.

         SECTION 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         Lien Grantor:

         Secured Party:

         Issuer:

         Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

         SECTION 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

         SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                          [NAME OF LIEN GRANTOR]


                                          By:__________________________________
                                                Name:
                                                Title:


                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:__________________________________
                                                Name:
                                                Title:


                                          [NAME OF ISSUER]


                                          By:__________________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A

                          [Letterhead of Secured Party]


                                     [Date]

[Name and Address of Issuer]

Attention: ________________________


         Re: Notice of Exclusive Control

Ladies and Gentlemen:

         As referenced in the Issuer Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "SECURITIES"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

         You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                    Very truly yours,

                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:__________________________________
                                             Title:

cc: [name of Lien Grantor]

                                                                       EXHIBIT G
                                                           TO SECURITY AGREEMENT


                      SECURITIES ACCOUNT CONTROL AGREEMENT


         SECURITIES ACCOUNT CONTROL AGREEMENT dated as of ______, ____ among _____________ (the "LIEN GRANTOR"), JPMORGAN CHASE BANK, as Collateral Agent (the "SECURED PARTY"), and _________ (the "SECURITIES INTERMEDIARY"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.

                                   WITNESSETH:

         WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);

         WHEREAS, pursuant to a Guarantee and Security Agreement dated as of [the first day of the Collateral Period] (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

         WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Establishment of Account. The Securities Intermediary confirms that:

                 (i) the Securities Intermediary has established account number [identify account number] in the name of "[name of Lien Grantor]" (such account and any successor account, the "ACCOUNT");

                 (ii) the Account is a "securities account" as defined in
         Section 8-501 of the UCC;

                 (iii) the Securities Intermediary is acting as a "securities intermediary" (as defined in Section 8-102 of the UCC) in respect of the Account;

                 (iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account;

                 (v) all property delivered to the Securities Intermediary by or on behalf of the Lien Grantor will be promptly credited to the Account; and

                 (vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

         SECTION 2. "Financial Assets" Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a "financial asset" within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

         SECTION 3. Entitlement Orders. The Securities Intermediary agrees to comply with any "entitlement order" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

         SECTION 4. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof except with respect to customary fees and commissions. Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account.

         SECTION 5. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the Securities Intermediary's jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

         SECTION 6. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Securities Intermediary and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Lien Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of the State of New York, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of the State of New York.]

         SECTION 7. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

         SECTION 8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.

         SECTION 9. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

                   (i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary shall, subject to paragraph (iii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor or any of its agents.

                 (ii) Voting Rights. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

                 (iii) Permitted Investments. Until the Securities Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account.

                 (iv) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

                 (v) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

         SECTION 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:

                 (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

                 (ii) No financial asset credited to the Account is or will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

                 (iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.

                 (iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.

         SECTION 11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 12. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         Lien Grantor:

         Secured Party:

         Securities Intermediary:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

         SECTION 13. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

                                          [NAME OF LIEN GRANTOR]


                                          By:__________________________________
                                             Name:
                                             Title:

                                          JPMORGAN CHASE BANK, as Collateral
                                          Agent


                                          By:__________________________________
                                             Name:
                                             Title:


                                            [NAME OF SECURITIES INTERMEDIARY]


                                          By:__________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A

                          [Letterhead of Secured Party]


                                     [Date]

[Name and Address of Securities Intermediary]

Attention: ________________________


         Re: Notice of Exclusive Control

Ladies and Gentlemen:

         As referenced in the Securities Account Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number __________ (the "ACCOUNT"), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

         You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                          Very truly yours,

                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent


                                          By:_________________________________
                                             Title:


cc: [name of Lien Grantor]